UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2016

Wells Fargo Multi-Sector Income Fund (ERC)

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/multi-sector-income-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Multi-Sector Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy although it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Multi-Sector Income Fund for the 12-month period that ended October 31, 2016. During this period, fixed-income markets benefited from a combination of accommodative monetary policies, continued U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The U.S. Federal Reserve (Fed) continued an easy monetary policy although it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the remainder of the period covered by this report, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of asset-purchase program eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. Likewise, after the U.K. voted to leave the European Union (E.U.) in June 2016, the Bank of England announced that it would buy corporate bonds with the goal of lowering borrowing costs and encouraging businesses to invest. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced, and inflation trended higher but remained tame. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $47 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the E.U. exacerbated uncertainty about its economic growth, financial markets, and political responses to a number of policy issues.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. Within the reporting period, episodes of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As volatility waned, riskier assets tended to outperform. After several years of appreciating, U.S. dollar currency movements traded within a relatively stable range.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds. It helped that the solid U.S. economy kept the high-yield default rate low for non-commodity-related companies. Although Moody’s Investors Service, Inc., projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate).

Letter to shareholders (unaudited)	Wells Fargo Multi-Sector Income Fund	3

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

The Fund’s Board of Trustees has approved the commencement prior to or during the week of May 1, 2017, of a cash tender offer for up to 15% of the Fund’s outstanding common shares of beneficial interest at a price per share equal to 98% of the Fund’s net asset value (NAV) per share. The Fund will repurchase shares tendered and accepted in the tender offer in exchange for cash. Repurchases pursuant to the tender offer will occur no earlier than May 1, 2017.

The Board has also approved the commencement, effective with the monthly distribution declared in January 2017, of a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Ashok Bhatia, CFA®

Christopher Y. Kauffman, CFA®

Michael Lee

Niklas Nordenfelt, CFA®

Tony Norris

Alex Perrin

Phillip Susser

Christopher Wightman

Peter Wilson

Noah Wise

Average annual total returns (%) as of October 31, 20161

	1 Year	5 Year	10 Year
Based on market value	15.66	5.20	6.85
Based on net asset value (NAV)	12.00	6.23	7.31
ERC Blended Index[2]	9.45	4.63	5.70

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2016, was 1.39% which includes 0.44% of interest expense.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to mortgage- and asset-backed securities risk. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 6.

Performance highlights (unaudited)	Wells Fargo Multi-Sector Income Fund	5

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 15.66% for the 12-month period that ended October 31, 2016. During the same period, the Fund’s return based on its net asset value (NAV) was 12.00%. Based on its NAV return, the Fund outperformed the ERC Blended Index which returned 9.45% for the 12-month period that ended October 31, 2016.

Overview

Within the mortgage/corporate bond market, BBB-rated bonds in particular did well amid strong demand for yield. Within the securitized sector, both commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (MBS) outperformed U.S. Treasuries. Meanwhile, the high-yield bond market also had positive results. While the market was up over the entire 12-month period, the path was not linear. High-yield bond returns fell during the three months that ended January 31, 2016 before rallying from January 31, 2016 to October 31, 2016. The loan market was more stable than the high-yield market. Energy and other commodity-related issues were responsible for much of the early-period losses because commodity prices generally fell. Global bond markets performed well during the reporting period. Smaller and emerging markets bond markets performed particularly well. The Fund’s allocation to higher-yielding markets was increased over the reporting period. Positions in the bond and currency markets of Indonesia, Colombia, Brazil, and Mexico were added to the Fund rather than low-yielding Poland and Thailand markets.

Ten largest holdings (%) as of October 31, 2016[4]
Brazil, 10.00%, 1-1-2017	2.01
Indonesia, 7.88%, 4-15-2019	1.78
NGPL PipeCo LLC, 7.77%, 12-15-2037	1.76
Republic of South Africa, 8.00%, 12-21-2018	1.63
Brazil, 10.00%, 1-1-2025	1.62
Indonesia, 8.38%, 9-15-2026	1.52
Greektown Holdings LLC, 8.88%, 3-15-2019	1.36
Mexico, 5.75%, 3-5-2026	1.31
Republic of South Africa, 7.75%, 2-28-2023	1.25
Colombia, 7.00%, 5-4-2022	1.05

Credit quality as of October 31, 2016[5]

Effective maturity distribution as of October 31, 2016[6]

Contributors to performance

Securitized holdings added value during the period, and the allocation to CMBS was the largest contributor. Senior MBS holdings with higher credit ratings also contributed to results because higher-rated securities outperformed lower-rated ones. The high-yield portion of the Fund benefited from both a sizeable exposure and solid security selection in the midstream energy industry. This portion was also helped to a lesser extent by an allocation to the health care, technology, wireless, and oil-field services industries. Within the international portion of the Fund, allocations to smaller and emerging bond markets such as Brazil, Indonesia, and South Africa added value during the reporting period. Similarly, allocations to emerging markets currencies—particularly the Brazilian real—were beneficial.

Detractors from performance

Issue selection within MBS and CMBS positions modestly detracted from performance during the period due to security specific prepayment and ratings changes. Allocations to the metals and mining and oil-field services industries detracted from results within the credit sector. Given the strong performance of the high-yield market, there were few sectors within this portion of the Fund that did not contribute to its total return. The underweight to the metals and mining and exploration and production sectors relative to the Merrill Lynch U.S. High Yield Master II index was the largest detractor from performance as many of the metals and mining companies that were downgraded to high yield rebounded upon entering the Index. A relatively short duration position in the international portion of the Fund detracted slightly from performance.

Please see footnotes on page 6.

6	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

Country allocation as of October 31, 2016[6]

Outlook

We expect the economy is likely to improve at a consistent pace and interest rates are likely to rise as the Federal Reserve reduces its exceptionally accommodative stance. Within U.S. mortgages and investment-grade corporate bonds, we see opportunities within the credit and securitized sectors given current valuations. In particular, we expect to continue to focus on the medium-quality credit tiers of A-rated and BBB-rated securities as compelling sources of yield. Our credit exposure remains centered on industrials and financials, particularly banks.

Our outlook expects high-yield bonds will likely remain relatively stable and potentially outperform other fixed-income asset classes that may be more affected by a rising interest-rate environment. In the long run, we expect high yield’s relative performance will be primarily driven by corporate fundamentals and defaults. In the near term, with the exception of the energy and other commodity sectors, our default outlook remains fairly benign. Over a full cycle, we believe the best way to mitigate against periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

Global growth remains low, despite on-going record monetary stimulus in developed economies. Sub-trend growth has resulted in a prolonged economic cycle as central banks have refrained from excessive monetary tightening for fear of damaging what growth there has been. Such a backdrop is not new, and is not likely to change in the near term. Many years of low (and in some places negative) interest rates has encouraged risk taking in a search for yield that has stretched valuations in many asset classes. We continue to believe that the U.S. dollar is near the end of its strengthening cycle and that smaller-country currencies will outperform it. We prefer allocations to smaller and emerging bond markets where valuations are not as stretched.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	Source: Wells Fargo Funds Management, LLC. The ERC Blended Index is weighted 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, 60.0% BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, 18.0% J.P. Morgan GBI-EM Global Diversified Composite Index, and 7.0% J.P. Morgan Global Government Bond Index (ex U.S.). The Bloomberg Barclays Credit Bond Index (formerly Barclays Credit Bond Index) is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Bloomberg Barclays U.S. Securitized Index (formerly Barclays U.S. Securitized Index) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets—Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Summary portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	7

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 2.40%
FHLMC	0.92-8.50%	4-25-2020 to 7-25-2048	$20,003,939	$13,113,197	2.21%
Other securities				1,094,676	0.19

Total Agency Securities (Cost $13,364,030)				14,207,873	2.40

Asset-Backed Securities: 0.10%
Other securities				614,130	0.10

Total Asset-Backed Securities (Cost $591,768)				614,130	0.10

Common Stocks: 0.09%

Energy: 0.09%

Oil, Gas & Consumable Fuels: 0.09%
Other securities				529,568	0.09

Materials: 0.00%

Chemicals: 0.00%
Other securities				716	0.00

Total Common Stocks (Cost $4,298,197)				530,284	0.09

Corporate Bonds and Notes: 73.02%

Consumer Discretionary: 13.34%

Auto Components: 1.09%
Other securities				6,446,830	1.09

Distributors: 0.16%
Other securities				923,625	0.16

Diversified Consumer Services: 0.81%
Other securities				4,814,385	0.81

Hotels, Restaurants & Leisure: 2.43%
CCM Merger Incorporated 144A	9.13	5-1-2019	4,560,000	4,765,200	0.81
Greektown Holdings LLC 144A	8.88	3-15-2019	7,625,000	8,063,438	1.37
Other securities				1,512,690	0.25

				14,341,328	2.43

Household Durables: 0.23%
Other securities				1,341,550	0.23

Internet & Direct Marketing Retail: 0.14%
Other securities				841,088	0.14

Leisure Products: 0.11%
Other securities				630,060	0.11

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Media: 6.75%
CCO Holdings LLC	5.13-6.63%	1-31-2022 to 5-1-2026	$8,945,000	$9,318,292	1.57%
CCO Holdings LLC 144A	5.38	5-1-2025	4,150,000	4,264,125	0.72
Gray Television Incorporated 144A	5.88	7-15-2026	3,875,000	3,855,625	0.65
Other securities				22,456,582	3.81

				39,894,624	6.75

Multiline Retail: 0.11%
Other securities				626,477	0.11

Specialty Retail: 1.43%
Other securities				8,441,545	1.43

Textiles, Apparel & Luxury Goods: 0.08%
Other securities				500,000	0.08

Consumer Staples: 1.31%

Beverages: 0.14%
Other securities				820,613	0.14

Food & Staples Retailing: 0.11%
Other securities				644,031	0.11

Food Products: 0.89%
Other securities				5,258,574	0.89

Household Products: 0.04%
Other securities				268,125	0.04

Tobacco: 0.13%
Other securities				755,576	0.13

Energy: 19.02%

Energy Equipment & Services: 5.60%
Bristow Group Incorporated	6.25	10-15-2022	4,480,000	3,572,800	0.61
NGPL PipeCo LLC	7.12-9.63	12-15-2017 to 6-1-2019	2,495,000	2,603,657	0.44
NGPL PipeCo LLC 144A	7.77	12-15-2037	9,490,000	10,391,550	1.76
PHI Incorporated	5.25	3-15-2019	5,675,000	5,462,188	0.92
Other securities				11,035,429	1.87

				33,065,624	5.60

Oil, Gas & Consumable Fuels: 13.42%
EnLink Midstream LLC	4.15-4.40	4-1-2024 to 6-1-2025	6,150,000	6,060,132	1.03
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	4,450,000	4,666,938	0.79
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	3,624,000	3,778,020	0.64
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	2,390,000	2,569,250	0.43
Sabine Pass Liquefaction LLC	5.63-5.88	2-1-2021 to 6-30-2026	5,795,000	6,145,951	1.04
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,550,000	3,887,250	0.66
SemGroup Corporation	7.50	6-15-2021	3,450,000	3,527,625	0.60
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	4,400,000	4,378,000	0.74

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Oil, Gas & Consumable Fuels (continued)
Ultra Petroleum Corporation 144A(s)	6.13%	10-1-2024	$6,325,000	$5,376,250	0.91%
Other securities				38,886,718	6.58

				79,276,134	13.42

Financials: 7.84%

Banks: 0.89%
Other securities				5,276,518	0.89

Capital Markets: 1.04%
Other securities				6,133,923	1.04

Consumer Finance: 2.92%
Springleaf Finance Corporation	6.00-8.25	9-15-2017 to 10-1-2023	4,245,000	4,358,957	0.74
Springleaf Finance Corporation	6.90	12-15-2017	4,550,000	4,766,125	0.81
Other securities				8,136,688	1.37

				17,261,770	2.92

Diversified Financial Services: 1.10%
Other securities				6,464,003	1.10

Insurance: 1.89%
Hub International Limited 144A	7.88	10-1-2021	3,950,000	4,048,750	0.69
Other securities				7,103,841	1.20

				11,152,591	1.89

Health Care: 6.30%

Biotechnology: 0.14%
Other securities				799,881	0.14

Health Care Equipment & Supplies: 1.09%
Other securities				6,447,684	1.09

Health Care Providers & Services: 3.71%
Select Medical Corporation	6.38	6-1-2021	4,065,000	4,038,325	0.68
Other securities				17,897,404	3.03

				21,935,729	3.71

Health Care Technology: 0.91%
Change Healthcare Holdings Incorporated	11.00	12-31-2019	4,400,000	4,620,000	0.78
Other securities				757,313	0.13

				5,377,313	0.91

Life Sciences Tools & Services: 0.14%
Other securities				832,995	0.14

Pharmaceuticals: 0.31%
Other securities				1,796,451	0.31

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Industrials: 4.02%

Aerospace & Defense: 0.18%
Other securities				$1,048,918	0.18%

Airlines: 0.36%
Other securities				2,148,604	0.36

Commercial Services & Supplies: 1.30%
Other securities				7,683,142	1.30

Construction & Engineering: 0.50%
Other securities				2,982,473	0.50

Professional Services: 0.15%
Other securities				874,856	0.15

Road & Rail: 0.11%
Other securities				658,799	0.11

Trading Companies & Distributors: 1.42%
Ashtead Capital Incorporated 144A	6.50%	7-15-2022	$4,650,000	4,876,688	0.83
Other securities				3,500,656	0.59

				8,377,344	1.42

Information Technology: 5.84%

Communications Equipment: 0.33%
Other securities				1,926,199	0.33

Electronic Equipment, Instruments & Components: 1.37%
Jabil Circuit Incorporated	8.25	3-15-2018	5,275,000	5,697,000	0.96
Other securities				2,383,409	0.41

				8,080,409	1.37

Internet Software & Services: 0.23%
Other securities				1,390,141	0.23

IT Services: 0.23%
Other securities				1,356,325	0.23

Semiconductors & Semiconductor Equipment: 0.66%
Other securities				3,876,941	0.66

Software: 0.43%
Other securities				2,562,919	0.43

Technology Hardware, Storage & Peripherals: 2.59%
Diamond 1 Finance Corporation 144A	5.88	6-15-2021	2,825,000	2,962,640	0.50
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	5,400,000	5,916,467	1.00
NCR Corporation	6.38	12-15-2023	5,125,000	5,419,688	0.92
Other securities				1,032,357	0.17

				15,331,152	2.59

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Materials: 1.64%

Chemicals: 0.20%
Other securities				$1,209,658	0.20%

Containers & Packaging: 1.40%
Other securities				8,285,644	1.40

Metals & Mining: 0.04%
Other securities				211,250	0.04

Real Estate: 4.85%

Equity REITs: 4.27%
DuPont Fabros Technology Incorporated LP	5.63%	6-15-2023	$2,975,000	3,131,188	0.53
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	4,655,000	4,876,113	0.82
Other securities				17,242,476	2.92

				25,249,777	4.27

Real Estate Management & Development: 0.58%
Other securities				3,434,000	0.58

Telecommunication Services: 6.32%

Diversified Telecommunication Services: 2.08%
Other securities				12,287,128	2.08

Wireless Telecommunication Services: 4.24%
Sprint Capital Corporation	6.88	11-15-2028	6,500,000	5,957,659	1.01
Sprint Capital Corporation	8.75	3-15-2032	875,000	896,602	0.15
Syniverse Holdings Incorporated	9.13	1-15-2019	4,650,000	3,720,000	0.63
T-Mobile USA Incorporated	6.00-6.84	4-28-2019 to 1-15-2026	4,920,000	5,225,579	0.88
T-Mobile USA Incorporated	6.73	4-28-2022	3,490,000	3,655,775	0.62
Other securities				5,610,197	0.95

				25,065,812	4.24

Utilities: 2.54%

Electric Utilities: 0.45%
Other securities				2,667,647	0.45

Independent Power & Renewable Electricity Producers: 1.85%
TerraForm Power Operating LLC 144A	9.38	2-1-2023	5,425,000	5,423,373	0.92
TerraForm Power Operating LLC 144A	9.63	6-15-2025	1,850,000	1,910,125	0.32
Other securities				3,584,886	0.61

				10,918,384	1.85

Multi-Utilities: 0.24%
Other securities				1,429,770	0.24

Total Corporate Bonds and Notes (Cost $411,249,073)				431,426,339	73.02

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Foreign Corporate Bonds and Notes @: 2.61%

Consumer Discretionary: 0.15%

Auto Components: 0.02%
Other securities				$117,415	0.02%

Internet & Direct Marketing Retail: 0.04%
Other securities				237,442	0.04

Media: 0.09%
Other securities				540,315	0.09

Consumer Staples: 0.15%

Food Products: 0.15%
Other securities				912,907	0.15

Energy: 0.25%

Energy Equipment & Services: 0.02%
Other securities				114,484	0.02

Oil, Gas & Consumable Fuels: 0.23%
Other securities				1,364,150	0.23

Financials: 1.61%

Banks: 1.56%
KfW (TRY)	5.00%	1-16-2017	11,400,000	3,647,411	0.62
Other securities				5,588,144	0.94

				9,235,555	1.56

Diversified Financial Services: 0.05%
Other securities				260,977	0.05

Materials: 0.12%

Chemicals: 0.12%
Other securities				693,725	0.12

Telecommunication Services: 0.33%

Diversified Telecommunication Services: 0.07%
Other securities				391,614	0.07

Wireless Telecommunication Services: 0.26%
Other securities				1,533,396	0.26

Total Foreign Corporate Bonds and Notes (Cost $20,226,869)				15,401,980	2.61

Foreign Government Bonds @: 23.26%
Brazil (BRL)	10.00	1-1-2017	38,525,000	12,057,710	2.04
Brazil (BRL)	10.00	1-1-2025	32,800,000	9,555,891	1.62
Brazil (BRL)	10.00	1-1-2027	11,500,000	3,322,545	0.56
Colombia (COP)	7.00	9-11-2019	18,500,000,000	6,219,796	1.05

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Foreign Government Bonds @ (continued)
Colombia (COP)	7.00%	5-4-2022	18,650,000,000	$6,230,840	1.05%
Colombia (COP)	7.50	8-26-2026	14,000,000,000	4,692,397	0.79
Colombia (COP)	7.75	4-14-2021	5,250,000,000	1,842,035	0.31
Hungary (HUF)	6.75	11-24-2017	1,305,000,000	4,948,594	0.84
Indonesia (IDR)	7.88	4-15-2019	133,640,000,000	10,512,238	1.78
Indonesia (IDR)	8.38	9-15-2026	110,000,000,000	8,969,527	1.52
Indonesia (IDR)	10.00	7-15-2017	50,000,000,000	3,942,803	0.67
Malaysia (MYR)	3.66	10-15-2020	20,700,000	4,986,341	0.84
Malaysia (MYR)	4.18	7-15-2024	19,850,000	4,878,709	0.83
Mexico (MXN)	4.75	6-14-2018	113,800,000	5,957,223	1.01
Mexico (MXN)	5.75	3-5-2026	152,000,000	7,757,034	1.31
Mexico (MXN)	6.50-10.00	6-10-2021 to 12-5-2024	54,100,000	3,090,679	0.53
Mexico (MXN)	10.00	12-5-2024	62,120,000	4,087,280	0.69
Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	3,829,164	0.65
Republic of South Africa (ZAR)	7.75	2-28-2023	103,000,000	7,401,410	1.25
Republic of South Africa (ZAR)	8.00	12-21-2018	129,000,000	9,603,235	1.63
Turkey (TRY)	6.30	2-14-2018	7,325,000	2,292,724	0.39
Turkey (TRY)	9.00	3-8-2017	13,600,000	4,402,941	0.74
Other securities				6,830,375	1.16

Total Foreign Government Bonds (Cost $157,944,241)				137,411,491	23.26

Loans: 14.93%

Consumer Discretionary: 3.67%

Auto Components: 0.39%
Other securities				2,335,979	0.39

Distributors: 0.50%
Other securities				2,969,419	0.50

Hotels, Restaurants & Leisure: 0.45%
Other securities				2,642,804	0.45

Household Products: 0.18%
Other securities				1,059,883	0.18

Internet & Direct Marketing Retail: 0.86%
Other securities				5,060,001	0.86

Leisure Products: 0.35%
Other securities				2,073,538	0.35

Media: 0.80%
Other securities				4,702,480	0.80

Multiline Retail: 0.03%
Other securities				161,902	0.03

Specialty Retail: 0.11%
Other securities				655,368	0.11

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Consumer Staples: 0.15%

Food Products: 0.15%
Other securities				$895,490	0.15%

Energy: 1.15%

Energy Equipment & Services: 0.80%
Hummel Station LLC ±	7.00%	10-27-2022	$4,929,434	4,699,377	0.80

Oil, Gas & Consumable Fuels: 0.35%
Other securities				2,068,750	0.35

Financials: 1.20%

Capital Markets: 0.20%
Other securities				1,204,223	0.20

Consumer Finance: 0.03%
Other securities				201,052	0.03

Diversified Financial Services: 0.77%
Other securities				4,551,609	0.77

Insurance: 0.20%
Other securities				1,150,218	0.20

Health Care: 1.80%

Health Care Equipment & Supplies: 0.40%
Other securities				2,349,403	0.40

Health Care Providers & Services: 1.02%
Other securities				6,007,834	1.02

Health Care Technology: 0.18%
Other securities				1,089,862	0.18

Life Sciences Tools & Services: 0.08%
Other securities				474,744	0.08

Pharmaceuticals: 0.12%
Other securities				721,174	0.12

Industrials: 2.17%

Aerospace & Defense: 0.50%
Other securities				2,990,938	0.50

Commercial Services & Supplies: 1.49%
Other securities				8,792,300	1.49

Machinery: 0.11%
Other securities				631,428	0.11

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Transportation Infrastructure: 0.07%
Other securities				$406,556	0.07%

Information Technology: 1.37%

Internet Software & Services: 0.46%
Other securities				2,716,800	0.46

Semiconductors & Semiconductor Equipment: 0.22%
Other securities				1,273,138	0.22

Software: 0.10%
Other securities				598,416	0.10

Technology Hardware, Storage & Peripherals: 0.59%
Other securities				3,486,943	0.59

Materials: 0.20%

Containers & Packaging: 0.20%
Other securities				1,170,105	0.20

Real Estate: 0.84%

Equity REITs: 0.15%
Other securities				850,817	0.15

Real Estate Management & Development: 0.69%
Other securities				4,091,450	0.69

Telecommunication Services: 1.40%

Diversified Telecommunication Services: 0.75%
Other securities				4,418,508	0.75

Wireless Telecommunication Services: 0.65%
Other securities				3,877,605	0.65

Utilities: 0.98%

Electric Utilities: 0.98%
Texas Competitive Electric Holdings Company LLC ±(s)	4.66%	10-10-2017	$20,096,983	5,818,077	0.98

Total Loans (Cost $101,800,665)				88,198,191	14.93

Municipal Obligations: 0.05%

New York: 0.05%
Other securities				269,114	0.05

Total Municipal Obligations (Cost $270,000)				269,114	0.05

Non-Agency Mortgage-Backed Securities: 5.44%
Other securities				32,166,136	5.44

Total Non-Agency Mortgage-Backed Securities (Cost $32,339,819)				32,166,136	5.44

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Yankee Corporate Bonds and Notes: 9.04%

Consumer Discretionary: 0.50%

Media: 0.50%
Other securities				$2,920,357	0.50%

Consumer Staples: 0.27%

Beverages: 0.14%
Other securities				832,919	0.14

Tobacco: 0.13%
Other securities				784,441	0.13

Energy: 1.97%

Energy Equipment & Services: 0.35%
Other securities				2,039,701	0.35

Oil, Gas & Consumable Fuels: 1.62%
Teekay Corporation	8.50%	1-15-2020	$5,625,000	5,118,750	0.87
Other securities				4,483,019	0.75

				9,601,769	1.62

Financials: 0.98%

Banks: 0.78%
Other securities				4,588,951	0.78

Diversified Financial Services: 0.20%
Other securities				1,198,746	0.20

Health Care: 1.89%

Pharmaceuticals: 1.89%
Valeant Pharmaceuticals International Incorporated	5.63-7.50	10-15-2020 to 5-15-2023	5,555,000	4,568,200	0.78
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	6,300,000	4,851,000	0.82
Other securities				1,732,168	0.29

				11,151,368	1.89

Industrials: 0.81%

Building Products: 0.04%
Other securities				226,275	0.04

Commercial Services & Supplies: 0.59%
Other securities				3,506,688	0.59

Machinery: 0.04%
Other securities				240,875	0.04

Road & Rail: 0.14%
Other securities				819,138	0.14

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Information Technology: 0.26%

Communications Equipment: 0.13%
Other securities				$781,420	0.13%

Internet Software & Services: 0.13%
Other securities				752,619	0.13

Materials: 0.47%

Containers & Packaging: 0.13%
Other securities				764,875	0.13

Metals & Mining: 0.34%
Other securities				2,023,247	0.34

Telecommunication Services: 1.77%

Diversified Telecommunication Services: 1.54%
Intelsat Jackson Holdings SA	5.50%	8-1-2023	$6,775,000	4,488,438	0.76
Other securities				4,601,155	0.78

				9,089,593	1.54

Wireless Telecommunication Services: 0.23%
Other securities				1,388,819	0.23

Utilities: 0.12%

Electric Utilities: 0.12%
Other securities				687,375	0.12

Total Yankee Corporate Bonds and Notes (Cost $62,609,732)				53,399,176	9.04

	Yield		Shares
Short-Term Investments: 5.65%

Investment Companies: 5.65%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.32		33,404,630	33,404,630	5.65

Total Short-Term Investments (Cost $33,404,630)				33,404,630	5.65

Total investments in securities (Cost $838,099,024) *				807,029,344	136.59
Other assets and liabilities, net				(216,189,225)	(36.59)

Total net assets				$590,840,119	100.00%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2016

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

@	Foreign bond principal is denominated in the local currency of the issuer.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

*	Cost for federal income tax purposes is $843,539,182 and unrealized gains (losses) consists of:

Gross unrealized gains	$33,235,110
Gross unrealized losses	(69,744,948)

Net unrealized losses	$(36,509,838)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2016	Wells Fargo Multi-Sector Income Fund	19

Assets
Investments
In unaffiliated securities, at value (cost $804,694,394)	$773,624,714
In affiliated securities, at value (cost $33,404,630)	33,404,630

Total investments, at value (cost $838,099,024)	807,029,344
Cash	2,025,000
Foreign currency, at value (cost $242)	234
Receivable for investments sold	2,920,372
Principal paydown receivable	7,154
Receivable for interest	11,702,330
Prepaid expenses and other assets	12,322

Total assets	823,696,756

Liabilities
Dividends payable	3,824,265
Payable for investments purchased	7,324,538
Payable for Fund shares repurchased	985,505
Secured borrowing payable	220,000,000
Advisory fee payable	380,540
Administration fee payable	34,595
Accrued expenses and other liabilities	307,194

Total liabilities	232,856,637

Total net assets	$590,840,119

NET ASSETS CONSIST OF
Paid-in capital	$730,854,766
Overdistributed net investment income	(3,954,254)
Accumulated net realized losses on investments	(105,001,927)
Net unrealized losses on investments	(31,058,466)

Total net assets	$590,840,119

NET ASSET VALUE PER SHARE
Based on $590,840,119 divided by 41,163,066 shares issued and outstanding (100,000,000 shares authorized)	$14.35

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Multi-Sector Income Fund	Statement of operations—year ended October 31, 2016

Investment income
Interest (net of foreign withholding taxes of $225,988)	$53,222,237
Income from affiliated securities	94,060
Dividends	45,123

Total investment income	53,361,420

Expenses
Advisory fee	4,367,469
Administration fee	397,043
Custody and accounting fees	195,695
Professional fees	244,428
Shareholder report expenses	100,532
Trustees’ fees and expenses	26,694
Transfer agent fees	44,178
Interest expense	2,521,181
Other fees and expenses	37,218

Total expenses	7,934,438

Net investment income	45,426,982

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(10,394,693)
Forward foreign currency contract transactions	(729,490)

Net realized losses on investments	(11,124,183)

Net change in unrealized gains (losses) on:
Unaffiliated securities	23,664,826
Forward foreign currency contract transactions	924,680

Net change in unrealized gains (losses) on investments	24,589,506

Net realized and unrealized gains (losses) on investments	13,465,323

Net increase in net assets resulting from operations	$58,892,305

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Multi-Sector Income Fund	21

	Year ended October 31, 2016	Year ended October 31, 2015

Operations
Net investment income	$45,426,982	$46,469,815
Net realized losses on investments	(11,124,183)	(15,988,489)
Net change in unrealized gains (losses) on investments	24,589,506	(67,320,520)

Net increase (decrease) in net assets resulting from operations	58,892,305	(36,839,194)

Distributions to shareholders from
Net investment income	(40,758,130)	(36,559,777)
Tax basis return of capital	(6,993,269)	(12,379,627)

Total distributions to shareholders	(47,751,399)	(48,939,404)

Capital share transactions
Cost of shares repurchased	(11,526,575)	0

Net decrease in net assets resulting from capital share transactions	(11,526,575)	0

Total decrease in net assets	(385,669)	(85,778,598)

Net assets
Beginning of period	591,225,788	677,004,386

End of period	$590,840,119	$591,225,788

Overdistributed net investment income	$(3,954,254)	$(4,610,988)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Multi-Sector Income Fund	Statement of cash flows—year ended October 31, 2016

Cash flows from operating activities:
Net increase in net assets resulting from operations	$58,892,305

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(276,081,554)
Proceeds from the sales of securities	312,428,579
Paydowns	9,356,943
Amortization	(3,424,154)
Purchase of short-term securities, net	(18,832,853)
Decrease in receivable for investments sold	1,963,436
Decrease in principal paydown receivable	38
Decrease in receivable for interest	1,379,917
Decrease in prepaid expenses and other assets	3,369
Decrease in payable for investments purchased	(2,615,386)
Decrease in advisory fee payable	(14,720)
Decrease in administration fee payable	(1,338)
Decrease in accrued expenses and other liabilities	(16,113)
Litigation payments received	7,389
Net realized losses on investments	11,124,183
Net change in unrealized gains (losses) on investments	(24,589,506)

Net cash provided by operating activities	69,580,535

Cash flows from financing activities:
Decrease in secured borrowing payable	(10,000,000)
Cost of shares repurchased	(10,541,070)
Cash distributions paid	(47,993,853)

Net cash used in financing activities	(68,534,923)

Net increase in cash	1,045,612

Cash (including foreign currency):
Beginning of period	$979,622

End of period	$2,025,234

Supplemental cash disclosure
Cash paid for interest	$2,476,704

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Multi-Sector Income Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.06	$16.10	$16.40	$17.01	$16.16
Net investment income	1.08	1.10 [1]	1.14 [1]	1.18	1.16
Net realized and unrealized gains (losses) on investments	0.33	(1.98)	(0.24)	(0.59)	0.89

Total from investment operations	1.41	(0.88)	0.90	0.59	2.05
Distributions to shareholders from
Net investment income	(0.97)	(0.87)	(0.91)	(1.20)	(1.20)
Tax basis return of capital	(0.17)	(0.29)	(0.29)	0.00	0.00

Total distributions to shareholders	(1.14)	(1.16)	(1.20)	(1.20)	(1.20)
Anti-dilutive effect of shares repurchased	0.02	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.35	$14.06	$16.10	$16.40	$17.01
Market value, end of period	$12.66	$12.02	$14.19	$14.47	$16.54
Total return based on market value[2]	15.66%	(7.34)%	6.55%	(5.44)%	19.33%
Ratios to average net assets (annualized)
Net expenses[3]	1.39%	1.24%	1.21%	1.24%	1.24%
Net investment income[3]	7.94%	7.33%	6.95%	7.04%	7.13%
Supplemental data
Portfolio turnover rate	29%	31%	41%	40%	78%
Net assets, end of period (000s omitted)	$590,840	$591,226	$677,004	$689,573	$715,368

Borrowings outstanding, end of period (000s omitted)	$220,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,686	$3,570	$3,944	$3,998	$4,110

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2016	0.44%
Year ended October 31, 2015	0.24%
Year ended October 31, 2014	0.07%
Year ended October 31, 2013	0.07%
Year ended October 31, 2012	0.11%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	25

foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

26	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or the net asset value per share. The primary permanent differences causing such reclassifications are due to bond premiums, foreign currency transactions, and paydown losses. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(4,012,118)	$4,012,118

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2018	Short-term	Long-term
$86,701,155	$2,682,399	$10,251,593

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$14,207,873	$0	$14,207,873

Asset-backed securities	0	614,130	0	614,130

Common stocks
Energy	529,568	0	0	529,568
Materials	716	0	0	716

Corporate bonds and notes	0	431,426,339	0	431,426,339

Foreign corporate bonds and notes	0	15,401,980	0	15,401,980

Foreign government bonds	0	137,411,491	0	137,411,491

Loans	0	82,571,653	5,626,538	88,198,191

Municipal obligations	0	269,114	0	269,114

Non-agency mortgage-backed securities	0	32,166,136	0	32,166,136

Yankee corporate bonds and notes	0	53,391,883	7,293	53,399,176

Short-term investments
Investment companies	33,404,630	0	0	33,404,630
Total assets	$33,934,914	$767,460,599	$5,633,831	$807,029,344

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2016, the Fund did not have any transfers into/out of Level 1. The Fund had no material transfers between Level 2 and Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended October 31, 2016 and the year ended October 31, 2015, the Fund did not issue any shares.

28	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2016, the Fund purchased 891,934 of its shares on the open market at a total cost of $11,526,575 (weighted average price per share of $12.91). The weighted average discount of these repurchased shares was 10.12%.

6. BORROWINGS

The Fund has borrowed $220 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount.

At October 31, 2016, the Fund had average borrowings outstanding in the amount of $222,377,049. During the year ended October 31, 2016, an effective interest rate of 1.14% was incurred on the borrowings and the Fund incurred interest expense in the amount of $2,521,181, representing 0.44% of the Fund’s average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $249,526,262 and $225,569,172, respectively.

As of October 31, 2016, the Fund had unfunded term loan commitments of $3,355,688.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

8. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2016, the Fund did not have any open forward foreign currency contracts but had average contract amounts of $682,347 and $3,620,031 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2016.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	Year ended October 31
	2016	2015
Ordinary income	$40,758,130	$36,559,777
Tax basis return of capital	6,993,269	12,379,627

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(36,498,624)	$(99,635,147)

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	29

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts general described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

13. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount
October 28, 2016	November 16, 2016	December 1, 2016	$0.0923
November 16, 2016	December 14, 2016	January 3, 2017	0.0923

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

14. SUBSEQUENT EVENTS

The Board of Trustees has approved, the commencement prior to or during the week of May 1, 2017, of a cash tender offer for up to 15% of the Fund’s outstanding common shares of beneficial interest at a price per share equal to 98% of the Fund’s net asset value (NAV) per share. The Fund will repurchase shares tendered and accepted in the tender offer in exchange for cash. Repurchases pursuant to the tender offer will occur no earlier than May 1, 2017.

In addition, the Board of Trustees has also approved the commencement, effective with the monthly distribution declared in January 2017, of a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

30	Wells Fargo Multi-Sector Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MULTI-SECTOR INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Multi-Sector Income Fund (the “Fund”), as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Multi-Sector Income Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	31

TAX INFORMATION

For the fiscal year ended October 31, 2016, $29,467,120 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2017 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto,

Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	33

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon* (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2007

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010.

Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.

Asset Allocation Trust

*	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[2] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Multi-Sector Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“FIA”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and FIA (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	35

Board noted that the performance of the Fund was lower than the average performance of the Custom Peer Group for all periods under review except the ten-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the ERC Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Advisers from providing services to the fund family as a whole, noting that the Sub-Advisers’ profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

36	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Multi-Sector Income Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

38	Wells Fargo Multi-Sector Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247347 12-16 AMSI/AR143 10-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2015
Audit fees	$53,992	$50,150
Audit-related fees	—	—
Tax fees (1)	3,945	4,030
All other fees	—	—

	$57,937	$54,180

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The entire Board of Trustees is acting as the registrant’s audit committee. The following comprise the audit committee: William Ebsworth, Jane Freeman, Peter Gordon, Isaiah Harris, Jr., Judith Johnson, David Larcker, Olivia Mitchell, Timothy Penny and Michael Scofield.

ITEM 6. INVESTMENTS

Wells Fargo Multi-Sector Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is filed under this Item.

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 2.40%
FHLMC ±	3.77%	9-1-2032	$1,166,855	$1,223,054
FHLMC	8.50	7-1-2028	48,055	58,793
FHLMC	8.50	3-1-2030	22,581	22,879
FHLMC Series 1383 ±	2.67	2-1-2037	355,914	377,278
FHLMC Series 196 Class A ±	1.33	12-15-2021	20,639	20,852
FHLMC Series 2011-K16 Class B 144A±	4.75	11-25-2046	1,000,000	1,095,974
FHLMC Series 2011-K701 Class B 144A±	4.44	7-25-2048	165,000	168,016
FHLMC Series 2011-K702 Class B 144A±	4.93	4-25-2044	740,000	766,957
FHLMC Series 2012-K17 Class B 144A±	4.49	12-25-2044	675,000	732,296
FHLMC Series 2012-K18 Class B 144A±	4.40	1-25-2045	810,000	875,468
FHLMC Series 2012-K501 Class C 144A±	3.33	11-25-2046	800,000	798,785
FHLMC Series 2012-K705 Class B 144A±	4.30	9-25-2044	1,000,000	1,038,258
FHLMC Series 2012-K706 Class B 144A±	4.17	11-25-2044	500,000	518,729
FHLMC Series 2012-K706 Class C 144A±	4.17	11-25-2044	805,000	824,118
FHLMC Series 2012-K707 Class B 144A±	4.02	1-25-2047	930,000	964,676
FHLMC Series 2012-K709 Class B 144A±	3.87	4-25-2045	1,000,000	1,028,823
FHLMC Series 2012-K711 Class B 144A±	3.68	8-25-2045	264,000	271,686
FHLMC Series 2013-K30 Class B 144A±	3.67	6-25-2045	700,000	727,860
FHLMC Series 2013-K713 Class B 144A±	3.27	4-25-2046	1,000,000	1,023,329
FHLMC Series 2390 Class FD ±	0.98	12-15-2031	22,365	22,385
FHLMC Series 2567 Class FH ±	0.92	2-15-2033	70,072	70,139
FHLMC Series K007 Class X1 ±(c)	1.14	4-25-2020	918,614	25,022
FHLMC Series K016 Class X1 ±(c)	1.54	10-25-2021	372,783	23,564
FHLMC Series K020 Class X1 ±(c)	1.44	5-25-2022	6,617,061	434,256
FNMA ±	2.52	9-1-2037	492,687	519,261
FNMA	6.00	4-1-2033	64,075	66,847
FNMA	7.50	10-1-2028	860	863
FNMA	7.50	2-1-2030	29,030	29,310
FNMA	7.50	9-1-2030	73,036	76,576
FNMA	8.00	6-1-2030	1,532	1,537
FNMA Series 1996-46 Class FA ±	1.02	8-25-2021	12,232	12,300
FNMA Series 1997-20 Class IO ±(c)	1.84	3-25-2027	964,940	31,010
FNMA Series 2001-25 Class Z	6.00	6-25-2031	143,580	161,888
FNMA Series 2001-35 Class F ±	1.12	7-25-2031	6,242	6,336
FNMA Series 2001-57 Class F ±	1.02	6-25-2031	6,285	6,312
FNMA Series 2002-77 Class FH ±	0.93	12-18-2032	46,040	46,076
FNMA Series 2002-97 Class FR ±	1.07	1-25-2033	10,943	11,078
FNMA Series G91-16 Class F ±	0.97	6-25-2021	11,141	11,202
FNMA Series G92-17 Class F ±	1.57	3-25-2022	45,194	45,900
GNMA	6.50	6-15-2028	28,414	32,666
GNMA	7.25	8-15-2017	1,310	1,313
GNMA	7.25	8-15-2017	2,311	2,317
GNMA	7.25	9-15-2017	5,105	5,143
GNMA	7.25	10-15-2017	8,430	8,484
GNMA	7.25	10-15-2017	2,559	2,574
GNMA	7.25	11-15-2017	1,455	1,458
GNMA	7.25	1-15-2018	3,447	3,457
GNMA	7.25	2-15-2018	6,585	6,642
GNMA	7.25	5-15-2018	4,114	4,126

Total Agency Securities (Cost $13,364,030)				14,207,873

2	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 0.10%
CVS Pass-Through Trust Series T	6.04%	12-10-2028	$528,619	$614,130

Total Asset-Backed Securities (Cost $591,768)				614,130

			Shares
Common Stocks: 0.09%

Energy: 0.09%

Oil, Gas & Consumable Fuels: 0.09%
Swift Energy Company †(i)			16,549	529,568

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			9	716

Total Common Stocks (Cost $4,298,197)				530,284

			Principal
Corporate Bonds and Notes: 73.02%

Consumer Discretionary: 13.34%

Auto Components: 1.09%
Allison Transmission Incorporated 144A	5.00	10-1-2024	$2,950,000	3,009,000
Cooper Tire & Rubber Company (i)	7.63	3-15-2027	1,680,000	1,835,400
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	550,000	621,500
Goodyear Tire & Rubber Company	7.00	5-15-2022	400,000	420,500
Goodyear Tire & Rubber Company	8.75	8-15-2020	468,000	560,430

				6,446,830

Distributors: 0.16%
LKQ Corporation	4.75	5-15-2023	900,000	923,625

Diversified Consumer Services: 0.81%
Service Corporation International	7.50	4-1-2027	2,993,000	3,501,810
Service Corporation International	7.63	10-1-2018	680,000	749,700
Service Corporation International	8.00	11-15-2021	475,000	562,875

				4,814,385

Hotels, Restaurants & Leisure: 2.43%
Brinker International Incorporated 144A	5.00	10-1-2024	875,000	883,750
CCM Merger Incorporated 144A	9.13	5-1-2019	4,560,000	4,765,200
Greektown Holdings LLC 144A	8.88	3-15-2019	7,625,000	8,063,438
Hilton Worldwide Finance LLC	5.63	10-15-2021	195,000	200,850
Speedway Motorsports Incorporated	5.13	2-1-2023	425,000	428,090

				14,341,328

Household Durables: 0.23%
American Greetings Corporation	7.38	12-1-2021	625,000	640,625
Tempur Sealy International Incorporated	5.50	6-15-2026	575,000	592,250
Tempur Sealy International Incorporated	5.63	10-15-2023	105,000	108,675

				1,341,550

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Internet & Direct Marketing Retail: 0.14%
Expedia Incorporated	5.95%	8-15-2020	$750,000	$841,088

Leisure Products: 0.11%
Vista Outdoor Incorporated	5.88	10-1-2023	600,000	630,060

Media: 6.75%
Altice US Finance I Corporation 144A	5.38	7-15-2023	1,395,000	1,433,363
Altice US Finance I Corporation 144A	5.50	5-15-2026	1,275,000	1,300,500
AMC Entertainment Holdings Incorporated 144A%%	5.88	11-15-2026	925,000	931,938
Cablevision Systems Corporation	8.63	9-15-2017	1,310,000	1,368,950
CBS Radio Incorporated 144A	7.25	11-1-2024	45,000	46,744
CCO Holdings LLC	5.13	2-15-2023	300,000	310,500
CCO Holdings LLC 144A	5.13	5-1-2023	1,780,000	1,842,300
CCO Holdings LLC	5.25	9-30-2022	1,250,000	1,301,563
CCO Holdings LLC 144A	5.38	5-1-2025	4,150,000	4,264,125
CCO Holdings LLC 144A	5.50	5-1-2026	215,000	220,913
CCO Holdings LLC 144A	5.75	2-15-2026	3,375,000	3,516,328
CCO Holdings LLC 144A	5.88	4-1-2024	1,250,000	1,318,750
CCO Holdings LLC	6.63	1-31-2022	775,000	807,938
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	2,030,000	2,172,100
Cinemark USA Incorporated	4.88	6-1-2023	325,000	325,406
CSC Holdings LLC	7.88	2-15-2018	1,000,000	1,067,500
CSC Holdings LLC	8.63	2-15-2019	383,000	427,282
EMI Music Publishing 144A	7.63	6-15-2024	525,000	567,000
Gray Television Incorporated 144A	5.13	10-15-2024	1,450,000	1,406,500
Gray Television Incorporated 144A	5.88	7-15-2026	3,875,000	3,855,625
Interpublic Group of Companies	4.00	3-15-2022	750,000	796,248
Lamar Media Corporation	5.88	2-1-2022	690,000	714,150
LIN Television Corporation	6.38	1-15-2021	275,000	283,594
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	1,400,000	1,396,500
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	200,000	207,640
National CineMedia LLC 144A	5.75	8-15-2026	925,000	952,750
National CineMedia LLC	6.00	4-15-2022	1,725,000	1,794,000
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	850,000	843,625
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	950,000	973,750
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	1,750,000	1,813,438
Outfront Media Capital Corporation	5.63	2-15-2024	20,000	20,800
Outfront Media Capital Corporation	5.88	3-15-2025	775,000	809,875
Time Warner Cable Incorporated	4.00	1-15-2022	750,000	802,929

				39,894,624

Multiline Retail: 0.11%
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	600,000	626,477

Specialty Retail: 1.43%
Advance Auto Parts Incorporated	4.50	1-15-2022	600,000	643,310
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,175,000	1,210,250
Century Intermediate Holding Company (PIK at 10.50%) 144A¥	9.75	2-15-2019	300,000	304,125
L Brands Incorporated	6.63	4-1-2021	750,000	862,500
Penske Auto Group Incorporated	5.38	12-1-2024	2,150,000	2,160,750

4	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail (continued)
Penske Auto Group Incorporated	5.75%	10-1-2022	$1,155,000	$1,196,869
Sonic Automotive Incorporated	5.00	5-15-2023	1,224,000	1,196,460
Sonic Automotive Incorporated	7.00	7-15-2022	825,000	867,281

				8,441,545

Textiles, Apparel & Luxury Goods: 0.08%
Wolverine World Wide Company 144A	5.00	9-1-2026	500,000	500,000

Consumer Staples: 1.31%

Beverages: 0.14%
Cott Beverages Incorporated	6.75	1-1-2020	790,000	820,613

Food & Staples Retailing: 0.11%
SABMiller Holdings Incorporated 144A	3.75	1-15-2022	600,000	644,031

Food Products: 0.89%
B&G Foods Incorporated	4.63	6-1-2021	300,000	308,250
Darling Ingredients Incorporated	5.38	1-15-2022	180,000	187,650
Kraft Foods Group Incorporated	3.50	6-6-2022	750,000	792,008
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,130,000	1,155,425
Pinnacle Foods Incorporated 144A	5.63	5-1-2024	325,000	326,300
Pinnacle Foods Incorporated	5.88	1-15-2024	75,000	80,391
Post Holdings Incorporated 144A	5.00	8-15-2026	700,000	679,000
Prestige Brands Incorporated 144A	6.38	3-1-2024	130,000	138,125
Simmons Foods Incorporated 144A	7.88	10-1-2021	1,100,000	1,108,250
TreeHouse Foods Incorporated 144A	6.00	2-15-2024	50,000	53,700
US Foods Incorporated 144A	5.88	6-15-2024	410,000	429,475

				5,258,574

Household Products: 0.04%
Central Garden & Pet Company	6.13	11-15-2023	250,000	268,125

Tobacco: 0.13%
Reynolds American Incorporated	6.88	5-1-2020	650,000	755,576

Energy: 19.02%

Energy Equipment & Services: 5.60%
Bristow Group Incorporated	6.25	10-15-2022	4,480,000	3,572,800
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	95,000	99,275
Era Group Incorporated	7.75	12-15-2022	2,350,000	2,091,500
Hilcorp Energy Company 144A	5.00	12-1-2024	1,450,000	1,413,750
Hilcorp Energy Company 144A	5.75	10-1-2025	1,375,000	1,378,438
Hilcorp Energy Company 144A	7.63	4-15-2021	325,000	333,125
Holly Energy Partners LP 144A	6.00	8-1-2024	650,000	676,000
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	2,325,000	1,448,766
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	4,025,000	2,394,875
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	1,860,000	1,199,700
NGPL PipeCo LLC 144A	7.12	12-15-2017	2,060,000	2,146,907
NGPL PipeCo LLC 144A	7.77	12-15-2037	9,490,000	10,391,550
NGPL PipeCo LLC 144A	9.63	6-1-2019	435,000	456,750
PHI Incorporated	5.25	3-15-2019	5,675,000	5,462,188

				33,065,624

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 13.42%
Continental Resources Incorporated	5.00%	9-15-2022	$825,000	$812,625
Crestwood Midstream Partners LP	6.13	3-1-2022	225,000	230,063
Crestwood Midstream Partners LP	6.25	4-1-2023	1,350,000	1,366,875
Denbury Resources Incorporated	4.63	7-15-2023	4,725,000	3,437,438
Denbury Resources Incorporated	5.50	5-1-2022	425,000	335,750
Denbury Resources Incorporated	6.38	8-15-2021	1,460,000	1,208,150
El Paso LLC	6.50	4-1-2020	750,000	841,394
Enable Midstream Partner LP	2.40	5-15-2019	2,350,000	2,318,259
Enable Midstream Partner LP	3.90	5-15-2024	1,750,000	1,647,266
Enable Midstream Partner LP	5.00	5-15-2044	275,000	230,457
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	250,000	269,934
Energy Transfer Partners LP	5.20	2-1-2022	750,000	822,109
EnLink Midstream LLC	4.15	6-1-2025	2,950,000	2,875,527
EnLink Midstream LLC	4.40	4-1-2024	3,200,000	3,184,605
Exterran Partners LP	6.00	4-1-2021	2,225,000	2,108,188
Gulfport Energy Corporation 144A	6.00	10-15-2024	300,000	305,250
Gulfport Energy Corporation	6.63	5-1-2023	2,200,000	2,310,000
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	785,426
Kinder Morgan Incorporated	6.50	9-15-2020	285,000	322,007
Kinder Morgan Incorporated (i)	7.42	2-15-2037	800,000	881,599
Kinder Morgan Incorporated	7.80	8-1-2031	1,850,000	2,294,181
Murphy Oil Corporation	4.70	12-1-2022	850,000	806,556
Murphy Oil Corporation	6.88	8-15-2024	850,000	896,940
Nabors Industries Incorporated	4.63	9-15-2021	750,000	738,679
Overseas Shipholding Group Incorporated	8.13	3-30-2018	2,275,000	2,388,750
PDC Energy Incorporated 144A	6.13	9-15-2024	575,000	598,000
Phillips 66	4.30	4-1-2022	625,000	686,611
Pioneer Natural Resources Company	3.95	7-15-2022	750,000	800,696
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	4,450,000	4,666,938
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	3,624,000	3,778,020
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	2,390,000	2,569,250
Rose Rock Midstream LP	5.63	7-15-2022	1,200,000	1,146,000
Rose Rock Midstream LP	5.63	11-15-2023	825,000	792,000
Sabine Oil & Gas Corporation (i)(s)	7.25	6-15-2019	520,000	520
Sabine Oil & Gas Corporation (i)(s)	7.50	9-15-2020	3,500,000	3,500
Sabine Pass Liquefaction LLC	5.63	2-1-2021	1,375,000	1,450,625
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,710,000	1,816,875
Sabine Pass Liquefaction LLC	5.63	3-1-2025	460,000	486,450
Sabine Pass Liquefaction LLC	5.75	5-15-2024	1,625,000	1,718,438
Sabine Pass Liquefaction LLC 144A	5.88	6-30-2026	625,000	673,563
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,550,000	3,887,250
Sabine Pass LNG LP	6.50	11-1-2020	2,845,000	2,947,079
Sabine Pass LNG LP	7.50	11-30-2016	1,325,000	1,330,433
SemGroup Corporation	7.50	6-15-2021	3,450,000	3,527,625
Southern Star Central Corporation 144A	5.13	7-15-2022	50,000	50,875
Southwestern Energy Company	4.10	3-15-2022	425,000	380,375
Swift Energy Company (a)(i)(s)	7.13	6-1-2017	5,696,000	0
Swift Energy Company (a)(i)(s)	8.88	1-15-2020	1,075,000	0
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	4,400,000	4,378,000
Tesoro Logistics LP	6.13	10-15-2021	225,000	235,406
Tesoro Logistics LP	6.38	5-1-2024	450,000	484,875
Ultra Petroleum Corporation 144A(s)	5.75	12-15-2018	410,000	352,600

6	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Ultra Petroleum Corporation 144A(s)	6.13%	10-1-2024	$6,325,000	$5,376,250
Western Gas Partners LP	4.00	7-1-2022	175,000	179,944
Western Gas Partners LP	5.38	6-1-2021	728,000	793,915
Williams Partners LP	3.35	8-15-2022	750,000	745,993

				79,276,134

Financials: 7.84%

Banks: 0.89%
Bank of America Corporation	5.70	1-24-2022	250,000	288,834
CIT Group Incorporated	5.25	3-15-2018	100,000	103,566
CIT Group Incorporated 144A	5.50	2-15-2019	1,275,000	1,343,531
CIT Group Incorporated 144A	6.63	4-1-2018	550,000	577,500
Citigroup Incorporated	4.50	1-14-2022	250,000	274,462
Citigroup Incorporated	6.00	8-15-2017	650,000	672,864
City National Bank	5.38	7-15-2022	500,000	573,839
HSBC Bank USA	6.00	8-9-2017	650,000	672,391
JPMorgan Chase & Company	3.38	5-1-2023	750,000	769,531

				5,276,518

Capital Markets: 1.04%
ACE Securities Corporation ±	3.15	6-25-2033	367,806	363,571
Blackstone Holdings Finance Company LLC 144A	5.88	3-15-2021	750,000	862,085
Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	867,254
Jefferies Finance LLC 144A	6.88	4-15-2022	3,560,000	3,364,200
Neuberger Berman Group LLC 144A	5.88	3-15-2022	650,000	676,813

				6,133,923

Consumer Finance: 2.92%
Ally Financial Incorporated	8.00	12-31-2018	780,000	856,050
Ally Financial Incorporated	8.00	3-15-2020	755,000	855,038
Discover Financial Services	5.20	4-27-2022	750,000	828,920
Ford Motor Credit Company LLC	5.00	5-15-2018	650,000	680,414
Ford Motor Credit Company LLC	8.00	12-15-2016	250,000	251,938
General Motors Financial Company	3.70	5-9-2023	750,000	760,139
Navient Corporation	8.00	3-25-2020	1,930,000	2,091,638
SLM Corporation	8.45	6-15-2018	1,675,000	1,812,551
Springleaf Finance Corporation	6.00	6-1-2020	1,735,000	1,750,181
Springleaf Finance Corporation	6.50	9-15-2017	200,000	206,750
Springleaf Finance Corporation	6.90	12-15-2017	4,550,000	4,766,125
Springleaf Finance Corporation	7.75	10-1-2021	975,000	1,011,953
Springleaf Finance Corporation	8.25	12-15-2020	175,000	189,473
Springleaf Finance Corporation	8.25	10-1-2023	1,160,000	1,200,600

				17,261,770

Diversified Financial Services: 1.10%
General Electric Capital Corporation	4.65	10-17-2021	187,000	211,924
Infinity Acquisition LLC 144A(i)	7.25	8-1-2022	1,735,000	1,500,775
ING US Incorporated	5.50	7-15-2022	750,000	840,319
Moody’s Corporation	5.50	9-1-2020	1,302,000	1,460,985
NewStar Financial Incorporated	7.25	5-1-2020	2,450,000	2,450,000

				6,464,003

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 1.89%
American International Group Incorporated	4.88%	6-1-2022	$750,000	$837,719
Endurance Specialty Holdings Limited	7.00	7-15-2034	575,000	694,711
Hartford Financial Services Group Incorporated	5.13	4-15-2022	650,000	735,601
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	1,950,000	1,901,250
Hub International Limited 144A	7.88	10-1-2021	3,950,000	4,048,750
Liberty Mutual Group Incorporated 144A	4.95	5-1-2022	750,000	840,811
ProAssurance Corporation	5.30	11-15-2023	750,000	794,204
Progressive Corporation ±	6.70	6-15-2067	600,000	592,500
W.R. Berkley Corporation	4.63	3-15-2022	650,000	707,045

				11,152,591

Health Care: 6.30%

Biotechnology: 0.14%
Amgen Incorporated	3.63	5-15-2022	750,000	799,881

Health Care Equipment & Supplies: 1.09%
Crimson Merger Sub Incorporated 144A	6.63	5-15-2022	2,400,000	2,064,000
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	200,000	210,000
Hologic Incorporated 144A	5.25	7-15-2022	670,000	708,592
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	1,425,000	1,548,092
Surgery Center Holdings Company 144A	8.88	4-15-2021	1,800,000	1,917,000

				6,447,684

Health Care Providers & Services: 3.71%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	190,000	194,988
Centene Corporation	5.75	6-1-2017	1,000,000	1,017,500
Coventry Health Care Incorporated	5.45	6-15-2021	750,000	848,738
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	445,000	429,425
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	525,000	538,781
Express Scripts Holding Company	3.90	2-15-2022	665,000	710,380
HCA Incorporated	6.50	2-15-2020	1,875,000	2,075,391
HealthSouth Corporation	5.75	9-15-2025	575,000	595,125
Humana Incorporated	7.20	6-15-2018	750,000	817,715
Mednax Incorporated 144A	5.25	12-1-2023	475,000	496,375
Molina Healthcare Incorporated	5.38	11-15-2022	475,000	494,295
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	1,475,000	1,578,103
MPT Operating Partnership LP	5.25	8-1-2026	1,250,000	1,275,000
MPT Operating Partnership LP	6.38	2-15-2022	1,075,000	1,115,313
MPT Operating Partnership LP	6.38	3-1-2024	110,000	118,525
Select Medical Corporation	6.38	6-1-2021	4,065,000	4,038,325
Team Health Incorporated 144A	7.25	12-15-2023	950,000	1,073,500
Tenet Healthcare Corporation	6.00	10-1-2020	1,475,000	1,563,500
Vizient Incorporated 144A	10.38	3-1-2024	2,650,000	2,954,750

				21,935,729

Health Care Technology: 0.91%
Change Healthcare Holdings Incorporated 144A	6.00	2-15-2021	500,000	525,000
Change Healthcare Holdings Incorporated	11.00	12-31-2019	4,400,000	4,620,000
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	225,000	232,313

				5,377,313

8	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Life Sciences Tools & Services: 0.14%
Life Technologies Corporation	6.00%	3-1-2020	$750,000	$832,995

Pharmaceuticals: 0.31%
Endo Finance LLC 144A	5.38	1-15-2023	375,000	318,750
Endo Finance LLC 144A	5.75	1-15-2022	715,000	643,500
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	75,000	63,750
Watson Pharmaceuticals Incorporated	3.25	10-1-2022	750,000	770,451

				1,796,451

Industrials: 4.02%

Aerospace & Defense: 0.18%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,000,000	1,048,918

Airlines: 0.36%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	1,320,000	1,566,127
Delta Air Lines Incorporated	4.75	11-7-2021	541,839	582,477

				2,148,604

Commercial Services & Supplies: 1.30%
Advanced Disposal Services Incorporated 144A%%	5.63	11-15-2024	250,000	251,250
Aramark Services Incorporated 144A	5.13	1-15-2024	475,000	497,563
Aramark Services Incorporated	5.13	1-15-2024	120,000	125,700
Covanta Holding Corporation	5.88	3-1-2024	2,260,000	2,203,500
Covanta Holding Corporation	6.38	10-1-2022	1,500,000	1,526,250
Covanta Holding Corporation	7.25	12-1-2020	1,480,000	1,518,850
Penske Truck Leasing Company 144A	3.75	5-11-2017	750,000	759,111
Republic Services Incorporated	3.55	6-1-2022	750,000	800,918

				7,683,142

Construction & Engineering: 0.50%
AECOM	5.75	10-15-2022	215,000	225,660
AECOM	5.88	10-15-2024	2,610,000	2,756,813

				2,982,473

Professional Services: 0.15%
Ascent Capital Group Incorporated	4.00	7-15-2020	375,000	271,406
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	603,450

				874,856

Road & Rail: 0.11%
TTX Company 144A	2.60	6-15-2020	650,000	658,799

Trading Companies & Distributors: 1.42%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	4,650,000	4,876,688
H&E Equipment Services Incorporated	7.00	9-1-2022	3,250,000	3,419,000
International Lease Finance Corporation 144A	7.13	9-1-2018	75,000	81,656

				8,377,344

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 5.84%

Communications Equipment: 0.33%
CommScope Technologies Finance LLC 144A	6.00%	6-15-2025	$1,100,000	$1,155,000
Motorola Solutions Incorporated	3.75	5-15-2022	750,000	771,199

				1,926,199

Electronic Equipment, Instruments & Components: 1.37%
Jabil Circuit Incorporated	8.25	3-15-2018	5,275,000	5,697,000
L-3 Communications Corporation	4.95	2-15-2021	750,000	821,034
Zebra Technologies Corporation	7.25	10-15-2022	1,450,000	1,562,375

				8,080,409

Internet Software & Services: 0.23%
Infor Software Parent LLC	6.50	5-15-2022	550,000	569,250
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	550,000	558,078
Zayo Group LLC	6.00	4-1-2023	75,000	78,844
Zayo Group LLC	6.38	5-15-2025	175,000	183,969

				1,390,141

IT Services: 0.23%
First Data Corporation 144A	5.00	1-15-2024	420,000	425,250
First Data Corporation 144A	5.75	1-15-2024	320,000	325,600
First Data Corporation 144A	6.75	11-1-2020	585,000	605,475

				1,356,325

Semiconductors & Semiconductor Equipment: 0.66%
Micron Technology Incorporated 144A	5.25	8-1-2023	375,000	367,500
Micron Technology Incorporated 144A	5.25	1-15-2024	700,000	682,500
Micron Technology Incorporated	5.50	2-1-2025	1,100,000	1,075,976
Micron Technology Incorporated 144A	5.63	1-15-2026	900,000	873,000
Micron Technology Incorporated	5.88	2-15-2022	850,000	877,965

				3,876,941

Software: 0.43%
Activision Blizzard Incorporated 144A	6.13	9-15-2023	175,000	192,719
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	1,460,000	1,335,900
CA Incorporated	5.38	12-1-2019	750,000	824,800
SS&C Technologies Incorporated	5.88	7-15-2023	200,000	209,500

				2,562,919

Technology Hardware, Storage & Peripherals: 2.59%
Diamond 1 Finance Corporation 144A	5.88	6-15-2021	2,825,000	2,962,640
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	5,400,000	5,916,467
Hewlett-Packard Company	4.05	9-15-2022	750,000	791,504
NCR Corporation	5.88	12-15-2021	230,000	240,853
NCR Corporation	6.38	12-15-2023	5,125,000	5,419,688

				15,331,152

10	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Materials: 1.64%

Chemicals: 0.20%
Dow Chemical Company	4.13%	11-15-2021	$750,000	$814,033
Valvoline Incorporated 144A	5.50	7-15-2024	375,000	395,625

				1,209,658

Containers & Packaging: 1.40%
Ball Corporation	5.25	7-1-2025	190,000	202,350
Berry Plastics Corporation	5.13	7-15-2023	350,000	356,125
Berry Plastics Corporation	6.00	10-15-2022	215,000	227,765
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	35,000	39,288
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	600,000	612,750
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	425,000	452,891
Owens-Illinois Incorporated 144A	5.38	1-15-2025	575,000	592,250
Owens-Illinois Incorporated 144A	6.38	8-15-2025	2,950,000	3,237,625
Owens-Illinois Incorporated	7.80	5-15-2018	1,295,000	1,398,600
Sealed Air Corporation 144A	5.13	12-1-2024	1,100,000	1,166,000

				8,285,644

Metals & Mining: 0.04%
Indalex Holdings Corporation (a)(i)(s)	11.50	2-1-2020	3,170,000	0
Kaiser Aluminum Corporation	5.88	5-15-2024	200,000	211,250

				211,250

Real Estate: 4.85%

Equity REITs: 4.27%
Alexandria Real Estate Company	4.60	4-1-2022	650,000	705,124
American Tower Corporation	5.90	11-1-2021	650,000	751,680
Crown Castle International Corporation	4.88	4-15-2022	460,000	507,518
Crown Castle International Corporation	5.25	1-15-2023	95,000	106,154
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	2,975,000	3,131,188
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	4,655,000	4,876,113
Equinix Incorporated	5.88	1-15-2026	425,000	451,430
ESH Hospitality Incorporated 144A	5.25	5-1-2025	1,825,000	1,806,750
Essex Portfolio LP	3.63	8-15-2022	750,000	789,524
Health Care REIT Incorporated	5.25	1-15-2022	650,000	734,775
Iron Mountain Incorporated 144A	4.38	6-1-2021	1,175,000	1,213,188
Iron Mountain Incorporated 144A	5.38	6-1-2026	950,000	959,500
Iron Mountain Incorporated 144A	6.00	10-1-2020	230,000	243,513
Iron Mountain Incorporated	6.00	8-15-2023	2,960,000	3,145,000
Sabra Health Care Incorporated	5.38	6-1-2023	900,000	918,000
Sabra Health Care Incorporated	5.50	2-1-2021	1,100,000	1,146,750
The Geo Group Incorporated	5.13	4-1-2023	800,000	697,000
The Geo Group Incorporated	5.88	1-15-2022	1,565,000	1,475,013
The Geo Group Incorporated	5.88	10-15-2024	840,000	728,700
The Geo Group Incorporated	6.00	4-15-2026	184,000	158,700
Ventas Realty LP	4.25	3-1-2022	650,000	704,157

				25,249,777

Real Estate Management & Development: 0.58%
Onex Corporation 144A	7.75	1-15-2021	3,400,000	3,434,000

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 6.32%

Diversified Telecommunication Services: 2.08%
AT&T Incorporated	3.80%	3-15-2022	$750,000	$789,608
CenturyLink Incorporated	5.80	3-15-2022	600,000	609,000
Citizens Communications Company	7.88	1-15-2027	355,000	311,513
Frontier Communications Corporation	8.13	10-1-2018	845,000	918,938
Frontier Communications Corporation	8.25	4-15-2017	1,040,000	1,071,200
Frontier Communications Corporation	8.50	4-15-2020	525,000	560,438
GCI Incorporated	6.75	6-1-2021	2,350,000	2,426,375
GCI Incorporated	6.88	4-15-2025	1,385,000	1,405,775
Level 3 Financing Incorporated	5.13	5-1-2023	975,000	984,750
Level 3 Financing Incorporated	5.38	8-15-2022	300,000	309,000
Level 3 Financing Incorporated	5.38	5-1-2025	975,000	989,625
Level 3 Financing Incorporated	5.63	2-1-2023	350,000	359,625
Level 3 Financing Incorporated	6.13	1-15-2021	175,000	180,906
Level 3 Financing Incorporated 144A	5.25	3-15-2026	650,000	658,125
Level 3 Financing Incorporated	5.38	1-15-2024	700,000	712,250

				12,287,128

Wireless Telecommunication Services: 4.24%
Crown Castle Towers LLC 144A	6.11	1-15-2040	750,000	827,470
MetroPCS Wireless Incorporated	6.63	11-15-2020	3,300,000	3,399,000
SBA Communications Corporation	4.88	7-15-2022	640,000	649,664
SBA Communications Corporation 144A	4.88	9-1-2024	500,000	500,625
Sprint Capital Corporation	6.88	11-15-2028	6,500,000	5,957,659
Sprint Capital Corporation	8.75	3-15-2032	875,000	896,602
Sprint Communications Incorporated	7.00	8-15-2020	225,000	233,438
Syniverse Holdings Incorporated	9.13	1-15-2019	4,650,000	3,720,000
T-Mobile USA Incorporated	6.00	3-1-2023	300,000	315,750
T-Mobile USA Incorporated	6.13	1-15-2022	85,000	89,888
T-Mobile USA Incorporated	6.25	4-1-2021	165,000	171,806
T-Mobile USA Incorporated	6.38	3-1-2025	825,000	884,301
T-Mobile USA Incorporated	6.46	4-28-2019	160,000	162,600
T-Mobile USA Incorporated	6.50	1-15-2024	80,000	85,800
T-Mobile USA Incorporated	6.50	1-15-2026	500,000	551,250
T-Mobile USA Incorporated	6.54	4-28-2020	165,000	170,002
T-Mobile USA Incorporated	6.63	4-28-2021	925,000	966,047
T-Mobile USA Incorporated	6.63	4-1-2023	655,000	696,055
T-Mobile USA Incorporated	6.73	4-28-2022	3,490,000	3,655,775
T-Mobile USA Incorporated	6.84	4-28-2023	1,060,000	1,132,080

				25,065,812

Utilities: 2.54%

Electric Utilities: 0.45%
Great Plains Energy Incorporated	4.85	6-1-2021	750,000	818,582
Otter Tail Corporation (i)	9.00	12-15-2016	1,835,000	1,849,065

				2,667,647

Independent Power & Renewable Electricity Producers: 1.85%
Calpine Corporation 144A	6.00	1-15-2022	515,000	538,335
Calpine Corporation 144A	7.88	1-15-2023	530,000	555,838

12	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Independent Power & Renewable Electricity Producers (continued)
NSG Holdings LLC 144A	7.75%	12-15-2025	$2,316,942	$2,490,713
TerraForm Power Operating LLC 144A	9.38	2-1-2023	5,425,000	5,423,373
TerraForm Power Operating LLC 144A	9.63	6-15-2025	1,850,000	1,910,125

				10,918,384

Multi-Utilities: 0.24%
Ameren Illinois Company	9.75	11-15-2018	500,000	581,389
CMS Energy Corporation	5.05	3-15-2022	750,000	848,381

				1,429,770

Total Corporate Bonds and Notes (Cost $411,249,073)				431,426,339

Foreign Corporate Bonds and Notes @: 2.61%

Consumer Discretionary: 0.15%

Auto Components: 0.02%
HP Pelzer Holding GmbH (EUR)	7.50	7-15-2021	100,000	117,415

Internet & Direct Marketing Retail: 0.04%
Priceline Group Incorporated (EUR)	2.38	9-23-2024	200,000	237,442

Media: 0.09%
Virgin Media Incorporated 144A (GBP)	5.50	9-15-2024	450,000	540,315

Consumer Staples: 0.15%

Food Products: 0.15%
BRF SA 144A (BRL)	7.75	5-22-2018	3,100,000	912,907

Energy: 0.25%

Energy Equipment & Services: 0.02%
Rapid Holding GmbH 144A (EUR)	6.63	11-15-2020	100,000	114,484

Oil, Gas & Consumable Fuels: 0.23%
Petroleos Mexicanos 144A (MXN)	7.19	9-12-2024	28,200,000	1,364,150

Financials: 1.61%

Banks: 1.56%
Eurofima (AUD)	6.25	12-28-2018	2,450,000	2,020,233
European Investment Bank (ZAR)	9.00	3-31-2021	17,400,000	1,321,237
KfW (TRY)	5.00	1-16-2017	11,400,000	3,647,411
KfW (AUD)	5.00	3-19-2024	1,300,000	1,138,896
Landwirtschaftliche Rentenbank (ZAR)	8.25	5-23-2022	15,000,000	1,107,778

				9,235,555

Diversified Financial Services: 0.05%
AA Bond Company Limited (GBP)	4.25	7-31-2043	200,000	260,977

Materials: 0.12%

Chemicals: 0.12%
Albemarle Corporation (EUR)	1.88	12-8-2021	600,000	693,725

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.33%

Diversified Telecommunication Services: 0.07%
Verizon Communications Incorporated (EUR)	3.25%	2-17-2026	300,000	$391,614

Wireless Telecommunication Services: 0.26%
America Movil SAB de CV (MXN)	7.13	12-9-2024	28,850,000	1,533,396

Total Foreign Corporate Bonds and Notes (Cost $20,226,869)				15,401,980

Foreign Government Bonds @: 23.26%
Brazil (BRL)	10.00	1-1-2017	38,525,000	12,057,710
Brazil (BRL)	10.00	1-1-2025	32,800,000	9,555,891
Brazil (BRL)	10.00	1-1-2027	11,500,000	3,322,545
Colombia (COP)	7.00	9-11-2019	18,500,000,000	6,219,796
Colombia (COP)	7.00	5-4-2022	18,650,000,000	6,230,840
Colombia (COP)	7.50	8-26-2026	14,000,000,000	4,692,397
Colombia (COP)	7.75	4-14-2021	5,250,000,000	1,842,035
Hungary (HUF)	6.75	11-24-2017	1,305,000,000	4,948,594
Indonesia (IDR)	7.88	4-15-2019	133,640,000,000	10,512,238
Indonesia (IDR)	8.38	9-15-2026	110,000,000,000	8,969,527
Indonesia (IDR)	10.00	7-15-2017	50,000,000,000	3,942,803
Korea (KRW)	5.25	3-10-2027	2,830,000,000	3,305,005
Malaysia (MYR)	3.66	10-15-2020	20,700,000	4,986,341
Malaysia (MYR)	4.18	7-15-2024	19,850,000	4,878,709
Mexico (MXN)	4.75	6-14-2018	113,800,000	5,957,223
Mexico (MXN)	5.75	3-5-2026	152,000,000	7,757,034
Mexico (MXN)	6.50	6-10-2021	40,000,000	2,162,948
Mexico (MXN)	10.00	12-5-2024	62,120,000	4,087,280
Mexico (MXN)	10.00	12-5-2024	14,100,000	927,731
Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	3,829,164
Republic of South Africa (ZAR)	7.75	2-28-2023	103,000,000	7,401,410
Republic of South Africa (ZAR)	8.00	12-21-2018	129,000,000	9,603,235
State of New South Wales Australia (AUD)	5.00	8-20-2024	3,900,000	3,525,370
Turkey (TRY)	6.30	2-14-2018	7,325,000	2,292,724
Turkey (TRY)	9.00	3-8-2017	13,600,000	4,402,941

Total Foreign Government Bonds (Cost $157,944,241)				137,411,491

Loans: 14.93%

Consumer Discretionary: 3.67%

Auto Components: 0.39%
Allison Transmission Incorporated ±	3.25	9-23-2022	$1,904,748	1,917,739
Federal-Mogul Corporation ±	4.00	4-15-2018	423,916	418,240

				2,335,979

Distributors: 0.50%
Spin Holdco Incorporated ±	4.25	11-14-2019	2,987,343	2,969,419

Hotels, Restaurants & Leisure: 0.45%
CCM Merger Incorporated ±	4.50	8-8-2021	601,988	603,872
Four Seasons Holdings Incorporated ±%%<	6.25	12-27-2020	2,025,000	2,038,932

				2,642,804

14	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Household Products: 0.18%
Anchor Glass Container Corporation ±	4.75%	7-1-2022	$1,050,366	$1,059,883

Internet & Direct Marketing Retail: 0.86%
Ancestry.com Incorporated ±	5.25	10-19-2023	3,005,000	3,009,688
Ancestry.com Incorporated ±	9.25	10-11-2024	2,025,000	2,050,313

				5,060,001

Leisure Products: 0.35%
AMF Bowling Centers Incorporated ±	6.00	8-17-2023	1,711,926	1,702,648
Life Time Fitness Incorporated ±	4.25	6-10-2022	371,180	370,890

				2,073,538

Media: 0.80%
Altice US Finance I Corporation ±	4.00	1-15-2025	519,084	520,511
Charter Communications Operating LLC ±	3.50	1-24-2023	915,400	920,609
Entercom Radio LLC ±	4.02	11-23-2018	966,049	969,266
Learfield Communications Incorporated ±	4.25	10-9-2020	1,650,468	1,649,775
Mission Broadcasting Incorporated ±%%<	0.00	9-26-2023	30,682	30,797
Mission Broadcasting Incorporated ±	3.75	10-1-2020	124,270	124,607
Nexstar Broadcasting Incorporated ±%%<	0.00	9-21-2023	344,318	345,609
Nexstar Broadcasting Incorporated ±	3.75	10-1-2020	140,924	141,306

				4,702,480

Multiline Retail: 0.03%
Doosan Infracore International Incorporated ±	4.50	5-28-2021	160,896	161,902

Specialty Retail: 0.11%
Focus Brands Incorporated ±	5.00	10-3-2023	648,609	655,368

Consumer Staples: 0.15%

Food Products: 0.15%
B&G Foods Incorporated ±	3.84	11-2-2022	640,110	645,442
Pinnacle Foods Incorporated ±	3.28	1-13-2023	248,125	250,048

				895,490

Energy: 1.15%

Energy Equipment & Services: 0.80%
Hummel Station LLC ±	7.00	10-27-2022	4,929,434	4,699,377

Oil, Gas & Consumable Fuels: 0.35%
Chesapeake Energy Corporation ±	8.50	8-23-2021	450,000	480,659
Veresen Midstream LP ±	5.25	3-31-2022	1,321,646	1,314,482
Western Refining Incorporated ±	5.25	11-12-2020	274,295	273,609

				2,068,750

Financials: 1.20%

Capital Markets: 0.20%
La Quinta Intermediate Holdings LLC ±	3.75	4-14-2021	744,347	742,255
Neptune Finco Corporation ±	3.88	10-11-2024	460,526	461,968

				1,204,223

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 0.03%
KAR Auction Services Incorporated ±	4.38%	3-9-2023	$199,000	$201,052

Diversified Financial Services: 0.77%
American Beacon Advisors Incorporated ±	5.50	4-30-2022	2,324,173	2,314,016
American Beacon Advisors Incorporated ±(i)	9.75	3-3-2023	440,000	426,800
Ipreo Holdings LLC ±	4.25	8-6-2021	142,114	136,192
LPL Holdings Incorporated ±	4.75	11-20-2022	1,190,802	1,197,744
Nielsen Finance LLC ±	3.03	10-4-2023	475,000	476,857

				4,551,609

Insurance: 0.20%
Hub International Limited ±	4.00	10-2-2020	270,665	270,478
Solera Holdings Incorporated ±	5.75	3-3-2023	870,625	879,740

				1,150,218

Health Care: 1.80%

Health Care Equipment & Supplies: 0.40%
DJO Finance LLC ±	4.25	6-8-2020	562,875	556,543
Kinetic Concepts Incorporated ±	5.00	11-4-2020	1,533,657	1,544,209
Prestige Brands Incorporated ±	3.28	9-3-2021	247,338	248,651

				2,349,403

Health Care Providers & Services: 1.02%
Acadia Healthcare Company Incorporated ±	3.75	2-11-2022	157,200	157,200
Acadia Healthcare Company Incorporated ±	3.75	2-16-2023	942,875	945,628
Community Health Systems Incorporated ±	4.00	1-27-2021	940,476	887,104
MPH Acquisition Holdings LLC ±	5.00	6-7-2023	526,225	531,650
Press Ganey Holdings Incorporated ±%%<	0.00	10-21-2023	350,000	350,000
Press Ganey Holdings Incorporated ±%%<	0.00	10-21-2024	150,000	151,875
Surgery Center Holdings Incorporated ±	4.75	11-3-2020	1,105,316	1,108,079
Surgical Care Affiliates Incorporated ±%%<	0.00	3-17-2022	775,000	776,938
TeamHealth Incorporated ±	3.84	11-23-2022	521,069	521,559
Vizient Incorporated ±	5.00	2-13-2023	571,904	577,801

				6,007,834

Health Care Technology: 0.18%
Alere Incorporated ±	4.25	6-18-2022	101,230	100,794
Emdeon Incorporated ±	3.75	11-2-2018	987,212	989,068

				1,089,862

Life Sciences Tools & Services: 0.08%
Inventiv Health Incorporated ±%%<	0.00	9-28-2023	475,000	474,744

Pharmaceuticals: 0.12%
Endo Finance LLC ±	3.75	9-26-2022	297,750	297,268
Valeant Pharmaceuticals International Incorporated ±	5.50	4-1-2022	425,501	423,906

				721,174

Industrials: 2.17%

Aerospace & Defense: 0.50%
TransDigm Incorporated ±	3.82	2-28-2020	2,995,611	2,990,938

16	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 1.49%
ADS Waste Holdings Incorporated ±	3.75%	10-9-2019	$819,564	$819,793
Advantage Sales & Marketing LLC ±	7.50	7-25-2022	1,250,000	1,178,913
Avantor Performance Materials Incorporated ±	6.00	6-21-2022	1,712,275	1,722,977
Casella Waste Systems Incorporated ±%%<	0.00	10-3-2023	175,000	175,219
Gates Global Limited ±	4.25	7-6-2021	845,085	832,493
GFL Environmental Incorporated ±	3.75	9-23-2023	175,000	174,855
McJunkin Red Man Corporation ±	5.00	11-8-2019	846,768	838,656
Sedgwick Claims Management Services Incorporated ±	3.75	3-1-2021	525,567	521,462
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	1,273,872	1,272,280
WASH Multifamily Laundry Systems LLC ±	8.00	5-12-2023	17,885	17,617
WASH Multifamily Laundry Systems LLC ±(i)	8.00	5-14-2023	102,115	100,583
Waste Industries USA Incorporated ±	3.50	2-27-2020	1,135,680	1,137,452

				8,792,300

Machinery: 0.11%
Onex Wizard Acquisition Company ±	4.00	3-13-2022	631,144	631,428

Transportation Infrastructure: 0.07%
OSG Bulk Ships Incorporated ±	5.25	8-5-2019	74,161	73,512
OSG International Incorporated ±	5.75	8-5-2019	335,138	333,044

				406,556

Information Technology: 1.37%

Internet Software & Services: 0.46%
Black Knight InfoServ LLC ±	3.75	5-27-2022	494,370	496,842
CCC Information Services Incorporated ±	4.00	12-20-2019	578,465	577,921
Infor US Incorporated ±	3.75	6-3-2020	684,937	682,738
Sophia Holding Finance LP ±	4.75	9-30-2022	149,246	149,386
VF Holding Corporation ±	4.75	6-30-2023	450,000	451,337
Zayo Group LLC ±	3.75	5-6-2021	356,913	358,576

				2,716,800

Semiconductors & Semiconductor Equipment: 0.22%
Avago Technologies ±	3.53	2-1-2023	674,719	681,372
Micron Technology Incorporated ±	4.29	4-26-2022	349,125	351,091
NXP Semiconductors NV ±	3.41	12-7-2020	239,940	240,675

				1,273,138

Software: 0.10%
SS&C Technologies Incorporated ±	4.00	7-8-2022	594,144	598,416

Technology Hardware, Storage & Peripherals: 0.59%
Dell Incorporated ±	4.00	9-7-2023	2,500,000	2,517,075
Kronos Incorporated ±	4.50	10-30-2019	569,266	571,400
Peak 10 Incorporated ±(i)	8.25	6-17-2022	430,000	398,468

				3,486,943

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.20%

Containers & Packaging: 0.20%
Owens-Illinois Incorporated ±	3.50%	9-1-2022	$167,875	$167,875
Reynolds Group Holdings Incorporated ±	4.25	2-5-2023	1,000,000	1,002,230

				1,170,105

Real Estate: 0.84%

Equity REITs: 0.15%
ESH Hospitality Incorporated ±	3.75	8-30-2023	300,000	301,539
MGM Growth Properties LLC ±	4.00	4-25-2023	548,247	549,278

				850,817

Real Estate Management & Development: 0.69%
Capital Automotive LP ±	4.00	4-10-2019	2,214,863	2,232,870
Capital Automotive LP ±	6.00	4-30-2020	1,849,333	1,858,580

				4,091,450

Telecommunication Services: 1.40%

Diversified Telecommunication Services: 0.75%
Avaya Incorporated ±	5.39	10-26-2017	199,261	172,787
Level 3 Financing Incorporated ±	4.00	1-15-2020	1,700,000	1,707,650
Telesat Canada ±	3.50	3-28-2019	2,538,071	2,538,071

				4,418,508

Wireless Telecommunication Services: 0.65%
LTS Buyer LLC ±	4.09	4-13-2020	1,843,605	1,845,449
LTS Buyer LLC ±(i)	8.00	4-12-2021	566,625	566,982
Syniverse Holdings Incorporated ±	4.00	4-23-2019	1,103,755	1,015,351
T-Mobile USA Incorporated ±	3.50	11-9-2022	446,625	449,823

				3,877,605

Utilities: 0.98%

Electric Utilities: 0.98%
Texas Competitive Electric Holdings Company LLC ±(s)	4.66	10-10-2017	20,096,983	5,818,077

Total Loans (Cost $101,800,665)				88,198,191

Municipal Obligations: 0.05%

New York: 0.05%
Build New York City Resource Corporation Bronx Charter School for Excellence Project Series B (Education Revenue)	5.00	4-1-2018	270,000	269,114

Total Municipal Obligations (Cost $270,000)				269,114

Non-Agency Mortgage-Backed Securities: 5.44%
Argent Securities Incorporated Series 2004-W5 Class AV3B ±	1.39	4-25-2034	62,964	59,619
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	217,210	216,694
Asset-Backed Securities Corporation Home Equity Series 2002-HE3 Class M2 ±	2.86	10-15-2032	61,617	61,561

18	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±	6.06%	7-10-2044	$1,340,000	$1,004,999
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±	5.48	1-15-2049	530,000	527,721
Banc of America Commercial Mortgage Securities Incorporated Series 2008-1 Class AM ±	6.27	2-10-2051	550,000	575,308
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	306,750	317,498
Banc of America Funding Corporation Series 2009 Class R6-3A1 144A±	2.35	1-26-2037	22,932	22,901
Banc of America Mortgage Securities Series 2003 Class 1A1 ±	3.06	4-25-2033	335,897	313,226
Banc of America Mortgage Securities Series 2003 Class A-3A1 ±	3.01	2-25-2033	56,247	54,507
Bank of America Commercial Mortgage Trust Series 2006-5 Class AM	5.45	9-10-2047	541,948	541,552
Bear Stearns Commercial Mortgage Series 2007-PW17 Class AM ±	5.89	6-11-2050	418,000	427,030
Bear Stearns Commercial Mortgage Series 2007-PW17 Class AMFL 144A±	1.22	6-11-2050	685,000	675,351
Bear Stearns Commercial Mortgage Series 2007-PW18 Class AM ±	6.08	6-11-2050	100,000	103,088
Bear Stearns Commercial Mortgage Series 2007-PW18 Class AMA ±	6.09	6-11-2050	715,000	733,560
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	61,188	61,007
Centex Home Equity Series 2002-D Class AF6 ±	4.66	12-25-2032	21,678	21,861
Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	182,972	187,678
CFCRE Commercial Mortgage Trust Series 2015-RUM Class A 144A±	2.23	7-15-2030	480,000	479,149
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±	5.04	9-10-2045	1,000,000	1,071,299
Citigroup Commercial Mortgage Trust Series 2015 Class A 144A±	1.67	9-15-2027	595,000	593,131
Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3 ±	0.90	12-25-2033	45,086	44,304
Commercial Mortgage Trust Series 2007-C9 144A±	1.17	12-10-2049	940,000	927,560
Commercial Mortgage Trust Series 2012-CR2 Class C ±	5.02	8-15-2045	1,000,000	1,075,735
Countrywide Asset Backed Certificates Series 2003-5 Class AF5	5.40	2-25-2034	96,867	96,948
Countrywide Home Loans Series 2003-48 Class 2A2 ±	2.95	10-25-2033	95,766	93,593
Credit Suisse Commercial Mortgage Trust Series 2006-C5 Class AM	5.34	12-15-2039	328,118	327,733
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±	2.52	9-25-2032	562,743	522,062
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±	3.19	6-25-2033	152,473	149,973
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±	2.82	3-25-2033	34,237	33,443
Credit-Based Asset Servicing & Securitization LLC Series 2005-CB2 Class M1 ±	1.18	4-25-2036	95,279	95,040
Equity One Asset Backed Securities Series 2004-2 Class AF4 ±	4.62	7-25-2034	423,501	426,119
First Horizon Mortgage Pass Through Series 2004-AR1 Class 1A1 ±	2.77	2-25-2034	411,953	405,476
First Horizon Mortgage Pass Through Series 2004-AR4 Class 3A1 ±	3.01	8-25-2034	8,876	8,655
Global Mortgage Securitization Limited Series 2004-A Class A2 144A±	0.85	11-25-2032	154,586	144,523
GMAC Mortgage Corporation Loan Series 2003-GH1 Class A5	5.31	7-25-2034	60,364	62,252
Great Wolf Trust Series 2015 Class A 144A±	1.97	5-15-2034	1,015,000	1,017,533
Greenwich Capital Commercial Funding Corporation Series 2007-GG11 Class A4	5.74	12-10-2049	373,783	382,293
GS Mortgage Securities Trust Series 2007-GG10 Class A4 ±	5.79	8-10-2045	863,702	873,076
GS Mortgage Securities Trust Series 2010-C1 Class X 144A±	1.44	8-10-2043	5,351,619	233,683
GS Mortgage Securities Trust Series 2012-GCJ7 Class XA ±	2.42	5-10-2045	4,241,701	329,464
GS Mortgage Securities Trust Series 2014-GSFLC Class C 144A±	2.77	7-15-2031	1,000,000	991,108
GS Mortgage Securities Trust Series 2014-New Class C 144A	3.79	1-10-2031	1,000,000	1,007,999
GS Mortgage Securities Trust Series 2016-ICE2 Class A 144A±	2.46	2-15-2033	588,000	590,761
GSAA Home Equity Trust Series 2004-5 Class AF5 ±	4.79	6-25-2034	7,890	7,928
GSCCRE Commercial Mortgage Trust Series 2015-HULA Class C 144A±	3.27	8-15-2032	1,000,000	993,573
GSMPS Mortgage Loan Trust Series 2005-AHL Class M1 ±	1.17	4-25-2035	8,954	8,885
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 144A±	0.82	3-25-2035	111,609	109,873
GSMPS Mortgage Loan Trust Series 2006-SEA1 Class A 144A±	0.82	5-25-2036	29,560	29,485
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AM ±	5.47	6-12-2047	875,000	883,283
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL ±	0.69	6-12-2047	750,000	740,368

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±	5.46%	1-15-2049	$550,000	$539,566
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN Class A 144A±	1.46	6-15-2029	521,000	519,867
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-FL7 Class A 144A±	1.78	5-15-2028	340,327	338,718
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±	3.12	7-25-2034	70,824	68,642
JPMorgan Mortgage Trust Series 2004-A3 Series 3A3 ±	3.06	7-25-2034	64,137	62,071
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±	3.13	6-25-2035	241,728	244,843
JPMorgan Mortgage Trust Series 2009-7 Class 2A1 144A±	6.00	2-27-2037	27,457	27,860
JPMorgan Mortgage Trust Series 2009-7 Class 5A1 144A±	6.00	2-27-2037	77,987	78,103
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±	2.76	12-25-2033	428,405	422,409
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±	2.93	1-25-2034	18,006	17,483
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±	3.04	11-21-2034	23,161	23,616
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	1-25-2020	33,122	33,916
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2006-4 Class AM	5.20	12-12-2049	9,129	9,123
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2007-9 Class A4	5.70	9-12-2049	722,962	742,387
Merrill Lynch Mortgage Trust Series 2005-A8 Class A1B3 ±	5.25	8-25-2036	58,403	59,918
Merrill Lynch Mortgage Trust Series 2007-C1 Class A1A ±	6.01	6-12-2050	607,995	616,828
Mesa Trust Asset Backed Certificates Series 2001-5 Class A 144A±	1.32	12-25-2031	15,445	14,397
Mid State Trust Series 11 Class A1	4.86	7-15-2038	224,774	239,139
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 ±	1.64	1-25-2029	101,169	94,919
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±	1.72	8-15-2045	5,306,851	299,727
Morgan Stanley Capital I Trust Series 2004-NC1 Class M1 ±	1.57	12-27-2033	485,052	474,282
Morgan Stanley Capital I Trust Series 2006-HQ9 Class AJ ±	5.79	7-12-2044	52,571	52,531
Morgan Stanley Capital I Trust Series 2006-IQ12 Class AM	5.37	12-15-2043	500,000	499,765
Morgan Stanley Capital I Trust Series 2007-HQ13 Class A3	5.57	12-15-2044	1,201,825	1,227,109
Morgan Stanley Capital I Trust Series 2010-GG10 Class A4B 144A±	5.79	8-15-2045	615,000	619,195
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±	5.71	3-15-2045	900,000	977,680
Navient SLM Studen Loan Series 2005-B Class A3 ±	1.12	12-15-2023	90,000	87,614
New Century Home Equity Loan Trust Series 2004-3 Class M1 ±	1.45	11-25-2034	1,165,049	1,056,019
New Century Home Equity Loan Trust Series 2005-1 Class A1MZ ±	1.10	3-25-2035	62,015	61,932
Northstar Education Finance Incorporated Series 2004-2 Class A3 ±	0.91	7-30-2018	43,862	43,722
Provident Funding Mortgage Loan Series 2005-1 Class 2A1 ±	2.84	5-25-2035	36,044	34,734
RBSSP Resecuritization Trust Series 2010-3 Class 4A1 144A±	3.46	12-26-2035	18,409	18,421
Renaissance Home Equity Loan Trust Series 2004-4 Class AF4	4.88	2-25-2035	313,295	313,804
Residential Funding Mortgage Securities Trust Series 03-S12 Class 2A1	4.00	12-25-2032	56,605	56,658
Saxon Asset Securities Trust Series 2002-1 Class AF5	6.76	12-25-2030	148,495	151,153
Saxon Asset Securities Trust Series 2003-1 Class AF7	4.03	6-25-2033	512,882	518,529
Sequoia Mortgage Trust Series 2003-1 Class 1A ±	1.29	4-20-2033	18,762	17,619
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±	3.06	3-25-2034	62,905	61,801
Structured Asset Securities Corporation Series 1998-2 Class A ±	1.04	2-25-2028	231,846	225,419
Structured Asset Securities Corporation Series 2002-9 Class A2 ±	1.12	10-25-2027	65,320	63,679
Terwin Mortgage Trust Series 2003-6HE Class A3 ±	1.67	11-25-2033	173,407	165,210
Vendee Mortgage Trust Series 2003-2 Class IO ±(c)	0.75	5-15-2033	5,150,639	156,682
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	157,153	167,578

Total Non-Agency Mortgage-Backed Securities (Cost $32,339,819)				32,166,136

Yankee Corporate Bonds and Notes: 9.04%

Consumer Discretionary: 0.50%

Media: 0.50%
Grupo Televisa SAB	6.00	5-15-2018	750,000	798,046
Myriad International Holdings BV	6.00	7-18-2020	500,000	549,685

20	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
Myriad International Holdings BV 144A	6.38%	7-28-2017	$750,000	$772,959
WPP Finance 2010	3.63	9-7-2022	750,000	799,667

				2,920,357

Consumer Staples: 0.27%

Beverages: 0.14%
Pernod Ricard SA 144A	4.45	1-15-2022	760,000	832,919

Tobacco: 0.13%
BAT International Finance plc 144A	3.25	6-7-2022	750,000	784,441

Energy: 1.97%

Energy Equipment & Services: 0.35%
Alcoa Nederland Holding Company BV 144A	6.75	9-30-2024	175,000	181,125
Alcoa Nederland Holding Company BV 144A	7.00	9-30-2026	175,000	179,813
Ensco plc	5.75	10-1-2044	2,515,000	1,678,763

				2,039,701

Oil, Gas & Consumable Fuels: 1.62%
Baytex Energy Corporation 144A	5.13	6-1-2021	2,114,000	1,781,045
Baytex Energy Corporation 144A	5.63	6-1-2024	1,000,000	805,000
Griffin Coal Mining Company Limited 144A(a)(i)(s)	9.50	12-1-2016	1,685,411	6,742
Griffin Coal Mining Company Limited (a)(i)(s)	9.50	12-1-2016	137,792	551
Petrobras International Finance Company	5.38	1-27-2021	670,000	663,434
Petroleos Mexicanos	4.88	1-24-2022	750,000	766,725
Teekay Corporation	8.50	1-15-2020	5,625,000	5,118,750
Woodside Finance Limited 144A	8.75	3-1-2019	405,000	459,522

				9,601,769

Financials: 0.98%

Banks: 0.78%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	793,520
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	692,625
Corporación Andina de Fomento	4.38	6-15-2022	958,000	1,051,357
Export Import Bank of Korea	5.00	4-11-2022	750,000	860,532
Macquarie Bank Limited 144A	5.00	2-22-2017	750,000	758,279
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	415,000	432,638
Preferred Term Securities XII Limited (a)(i)(s)	0.00	12-24-2033	635,000	0

				4,588,951

Diversified Financial Services: 0.20%
GE Capital International Funding Company	2.34	11-15-2020	527,000	537,734
Tyco Electronics Group SA	3.50	2-3-2022	625,000	661,012

				1,198,746

Health Care: 1.89%

Pharmaceuticals: 1.89%
Mallinckrodt plc 144A	5.50	4-15-2025	500,000	461,875
Mallinckrodt plc 144A	5.63	10-15-2023	275,000	258,500
Perrigo Finance plc	3.90	12-15-2024	1,000,000	1,011,793

Portfolio of investments—October 31, 2016	Wells Fargo Multi-Sector Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International Incorporated 144A	5.63%	12-1-2021	$700,000	$567,000
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	2,220,000	1,709,400
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	6,300,000	4,851,000
Valeant Pharmaceuticals International Incorporated 144A	6.38	10-15-2020	1,425,000	1,239,750
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	425,000	361,250
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	785,000	690,800

				11,151,368

Industrials: 0.81%

Building Products: 0.04%
Allegion plc	5.88	9-15-2023	210,000	226,275

Commercial Services & Supplies: 0.59%
GFL Environmental Incorporated 144A	7.88	4-1-2020	2,825,000	2,959,188
GFL Environmental Incorporated 144A	9.88	2-1-2021	500,000	547,500

				3,506,688

Machinery: 0.04%
Sensata Technologies BV 144A	5.00	10-1-2025	235,000	240,875

Road & Rail: 0.14%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	819,138

Information Technology: 0.26%

Communications Equipment: 0.13%
Ericsson LM	4.13	5-15-2022	750,000	781,420

Internet Software & Services: 0.13%
Tencent Holdings Limited 144A	4.63	12-12-2016	750,000	752,619

Materials: 0.47%

Containers & Packaging: 0.13%
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	725,000	764,875

Metals & Mining: 0.34%
ArcelorMittal SA	6.13	6-1-2025	275,000	301,125
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	762,247
Novelis Corporation 144A	6.25	8-15-2024	200,000	208,000
Vale Overseas Limited	4.38	1-11-2022	750,000	751,875

				2,023,247

Telecommunication Services: 1.77%

Diversified Telecommunication Services: 1.54%
Intelsat Jackson Holdings SA	5.50	8-1-2023	6,775,000	4,488,438
Intelsat Jackson Holdings SA	7.25	4-1-2019	1,675,000	1,335,813
Intelsat Luxembourg SA	7.75	6-1-2021	1,445,000	469,625
Intelsat Luxembourg SA	8.13	6-1-2023	5,815,000	1,918,950
Qtel International Finance Limited	5.00	10-19-2025	300,000	337,202
Virgin Media Finance plc 144A	5.38	4-15-2021	162,000	167,265
Virgin Media Finance plc 144A	6.38	4-15-2023	365,000	372,300

				9,089,593

22	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 0.23%
Globo Communicacoes Participacoes SA 144A	4.88%	4-11-2022	$595,000	$612,850
Telesat Canada Incorporated 144A	6.00	5-15-2017	775,000	775,969

				1,388,819

Utilities: 0.12%

Electric Utilities: 0.12%
Comision Federal de Electricidad 144A	4.88	5-26-2021	650,000	687,375

Total Yankee Corporate Bonds and Notes (Cost $62,609,732)				53,399,176

	Yield		Shares
Short-Term Investments: 5.65%

Investment Companies: 5.65%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.32		33,404,630	33,404,630

Total Short-Term Investments (Cost $33,404,630)				33,404,630

Total investments in securities (Cost $838,099,024) *	136.59%	807,029,344
Other assets and liabilities, net	(36.59)	(216,189,225)

Total net assets	100.00%	$590,840,119

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

%%	The security is issued on a when-issued basis.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

@	Foreign bond principal is denominated in the local currency of the issuer.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

*	Cost for federal income tax purposes is $843,539,182 and unrealized gains (losses) consists of:

Gross unrealized gains	$33,235,110
Gross unrealized losses	(69,744,948)

Net unrealized losses	$(36,509,838)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Multi-Sector Income Fund:

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Multi-Sector Income Fund (the “Fund”), as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of October 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of Wells Fargo Multi-Sector Income Fund as of October 31, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 22, 2016

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

ASSET ALLOCATION TRUST

WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES & HIGH INCOME FUND

WELLS FARGO FUNDS MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF JANUARY 26, 2016

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations

2.	Mutual fund proxies

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining their consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

DEFINITION OF PROXY LEVELS

Proxy Level	Meetings with . . .	Examples of Proposals
6	Proxy Contests	Elect Directors (management slate) Elect Directors (opposition slate)

5	Significant Transactions	Mergers, acquisitions, reorgs, restructurings, spinoffs Issue shares in connection with acquisitions Sale/purchase of company assets Adjourn meeting to solicit additional votes

4	Capitalization Proposals & Antitakeover Defenses	Increase authorized shares New classes of stock Share repurchase programs Anti-takeover provisions (poison pills, NOL pills)

3	Compensation Proposals	Stock compensation & executive bonus plans Say on golden parachutes Say on pay/frequency ESOPs Stock option repricing

2	Shareholder Proposals	Require independent chair Classify/declassify board Proxy Access Majority vote standard Supermajority vote requirements Cumulative voting Right to call special meetings Right to act by written consent

1	Uncontested Director Elections and Routine Items	Elect directors Ratify auditors

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 40 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 25 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 20 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a fixed income analyst and head of the Funds Management investments team. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University and has earned the right to use the CFA designation.

Melissa Duller, CIMA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst and as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations. She has earned the right to use the CIMA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Ashok Bhatia, CFA

Ashok Bhatia is co-lead of the Wells Capital Management Customized Fixed Income team and senior portfolio manager. He joined Wells Capital Management from Balyasny Asset Management where he oversaw a discretionary global macro portfolio for 5 years and prior to this also worked at Stark Investments for 5 years as co-head of global macro, fixed income, emerging markets and commodities strategies. Ashok left Strong Capital Management in 2004 where he was a portfolio manager on what is now the WellsCap Customized Fixed Income Team (Strong was acquired by Wells Fargo on 1/1/05 and the investment teams became part of Wells Capital Management). Ashok previously worked for Morgan Stanley and LaSalle Advisors, focusing on commercial and residential mortgage backed securities trading. He earned his bachelor’s degree from the University of Michigan and MBA from the University of Chicago. Ashok has earned the right to use the CFA designation.

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since 2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Michael Lee

Mr. Lee is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy

Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Tony Norris

Mr. Norris is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Tony is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1990. Previously, he spent several years in banking, with particular emphasis on foreign exchange. Tony served in senior executive positions at Reserve Asset Managers and Gillett Brothers Fund Management. He began his investment industry career in 1967 at Wallace Brothers Bank. He is a member of the Society of Technical Analysts and is an associate of the International Federation of Technical Analysts.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Christopher Wightman

Mr. Wightman is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Chris is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 2011 from JP Morgan Chase, where he served as a senior investment manager specializing in global fixed income strategies. Earlier, Chris served as a senior fixed income trader at Fidelity International. He began his investment industry career in 1997 as a Graduate Analyst at Morgan Stanley. Chris earned a B.A. (Hons) in business studies at Staffordshire University (UK).

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Noah Wise, CFA

Noah Wise is a portfolio manager for the Wells Capital Management Customized Fixed Income team. Noah joined Wells Capital Management in 2008 as a research analyst and later became a portfolio manager in 2013. Prior to joining WellsCap, Noah worked as a lead market maker for Interactive Brokers. He began his investment industry career as an intern for Capital Financial Services in 2001. Noah earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2016.

Ashok Bhatia

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	0	0
Total assets of above accounts (millions)	$1,678	$0	$0
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	4	14
Total assets of above accounts (millions)	$1,287.50	$391.40	$1,638.10
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	4	14
Total assets of above accounts (millions)	$1,287.5	$391.40	$1,638.10
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Christopher Y. Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	9	0	3
Total assets of above accounts (millions)	$4,757	$0	$250
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$ 0	$ 0	$ 0

Tony Norris

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	12	7
Total assets of above accounts (millions)	$831.85	$1,139	$4,066
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	4	17
Total assets of above accounts (millions)	$647	$566	$4,460

Peter Wilson

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	12	7
Total assets of above accounts (millions)	$831.85	$1,139	$4,066
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	4	17
Total assets of above accounts (millions)	$647	$566	$4,460

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	12	7
Total assets of above accounts (millions)	$831.85	$1,139	$4,066
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	4	17
Total assets of above accounts (millions)	$647	$566	$04,460

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	12	7
Total assets of above accounts (millions)	$8,31.85	$1,139	$4,066
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	4	17
Total assets of above accounts (millions)	$647	$566	$4,460

Christopher Wightman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	8	0	10
Total assets of above accounts (millions)	$2,606.54	$0	$846
performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	8	0	10

Total assets of above accounts (millions)	$2,606.54	$0	$846

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

First International Advisors

First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

First International Advisors Compensation. The compensation structure for First International Advisors’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2016

Ashok Bhatia	none
Niklas Nordenfelt	none
Philip Susser	none
Christopher Kauffman	none
Tony Norris	none
Peter Wilson	none
Michael Lee	none
Alex Perrin	none
Christopher Wightman	none
Noah Wise	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2015 to 11/30/2015	0	0	0	0
12/1/2015 to 12/31/2015	0	0	0	4,205,500
1/1/2016 to 1/31/2016	0	0	0	4,205,500
2/1/2016 to 2/29/2016	36,691	11.08	36,691	4,168,809
3/1/2016 to 3/31/2016	0	0	0	4,168,809
4/1/2016 to 4/30/2016	0	0	0	4,168,809
5/1/2016 to 5/31/2016	0	0	0	4,168,809
6/1/2016 to 6/30/2016	0	0	0	4,168,809
7/1/2016 to 7/31/2016	0	0	0	4,168,809
8/1/2016 to 8/31/2016	320,918	13.10	320,918	3,847,891
9/1/2016 to 9/30/2016	199,963	13.04	199,963	3,647,928
10/1/2016 to 10/31/2016	334,362	12.85	334,362	3,313,566
Total	891,934	12.85	891,934	3,313,566

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Wells Fargo Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 22, 2016